UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1352

Fidelity Devonshire Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2005

Item 1. Reports to Stockholders

Fidelity®

Utilities

Fund

Annual Report

January 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	8	A summary of major shifts in the fund's investments over the past six months.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	12	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	16	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	21
Trustees and Officers	22
Distributions	31
Proxy Voting Results	32

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2005	Past 1 year	Past 5 years	Past 10 years
Fidelity® Utilities Fund	15.85%	-6.96%	7.92%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Utilities Fund on January 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Andrew Burzumato, Portfolio Manager of Fidelity® Utilities Fund

Stocks had a rough start to the first month of the new year, but most major equity benchmarks managed to cling to their gains for the one-year period ending January 31, 2005. Small-cap stocks outperformed large-caps for the sixth consecutive year, as the small-cap Russell 2000® Index gained 8.67%, compared to 6.23% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 13.93% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 12.53%, versus 0.95% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, much of that gain was wiped out by a weak first month of 2005, and the tech-heavy NASDAQ Composite® Index barely broke even, finishing with a modest 0.33% increase. Meanwhile, the blue-chips' proxy Dow Jones Industrial AverageSM gained 2.19%.

For the 12 months ending January 31, 2005, the fund's return was 15.85%, versus 12.85% for the Russell 3000 Utilities Index. However, the fund trailed the 21.11% return of the LipperSM Utility Funds Average. Versus the index, the fund especially benefited from favorable stock picking in integrated telecommunication services, with much of the boost attributable to rural carrier Citizens Communications. The company declared a substantial one-time dividend and initiated an attractive annual dividend that drove its share price higher. In power utilities, the share price of TXU almost tripled, as its newly hired CEO sold the company's underperforming businesses and unwound unfavorable hedging positions. In contrast, the fund's holdings in broadcasting and cable television underperformed the stocks in this industry held in the index, particularly satellite television provider EchoStar Communications. Despite strong gains in revenue and subscribers during the period, price cuts by competitors and fears of further price weakness caused many investors to abandon the stock. Independent power producer Calpine was another significant detractor. Although the company was able to improve its liquidity and refinance some debt, its stock performed poorly due to deteriorating demand in many of Calpine's core markets.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2004 to January 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value August 1, 2004	Ending Account Value January 31, 2005	Expenses Paid During Period* August 1, 2004 to January 31, 2005
Actual	$ 1,000.00	$ 1,143.90	$ 4.96
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.51	$ 4.67

*Expenses are equal to the Fund's annualized expense ratio of .92%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of January 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	9.8	10.9
SBC Communications, Inc.	9.8	9.8
TXU Corp.	9.5	4.7
BellSouth Corp.	7.3	4.9
Nextel Communications, Inc. Class A	5.5	4.8
Dominion Resources, Inc.	4.8	4.0
Comcast Corp. Class A	4.7	1.8
EchoStar Communications Corp. Class A	3.8	5.4
Entergy Corp.	3.7	6.0
Citizens Communications Co.	3.6	7.6
	62.5
Top Industries as of January 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Diversified Telecommunication Services	41.0	39.1
Electric Utilities	20.1	21.8
Media	12.8	10.6
Wireless Telecommunication Services	12.4	9.6
Multi-Utilities & Unregulated Power	9.3	14.6

Asset Allocation (% of fund's net assets)
As of January 31, 2005*		As of July 31, 2004**
	Stocks 98.1%		Stocks 99.1%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	0.5%	** Foreign investments	0.1%

Annual Report

Investments January 31, 2005

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 12.8%
Media - 12.8%
Cablevision Systems Corp. - NY Group Class A (a)	423,900	$ 11,611
Comcast Corp.:
Class A (a)	1,370,903	44,129
Class A (special) (a)	236,200	7,466
EchoStar Communications Corp. Class A	1,167,300	35,614
The DIRECTV Group, Inc. (a)	1,410,046	21,221
		120,041
ENERGY - 1.6%
Energy Equipment & Services - 0.6%
Pride International, Inc. (a)	247,000	5,777
Oil & Gas - 1.0%
Holly Corp.	149,400	4,521
Ship Finance International Ltd.	6,346	144
Teekay Shipping Corp.	109,100	4,841
		9,506
TOTAL ENERGY		15,283
INFORMATION TECHNOLOGY - 0.9%
IT Services - 0.4%
CSG Systems International, Inc. (a)	200,000	3,624
Semiconductors & Semiconductor Equipment - 0.5%
Agere Systems, Inc.:
Class A (a)	2,568,500	3,699
Class B (a)	1,000,000	1,440
		5,139
TOTAL INFORMATION TECHNOLOGY		8,763
TELECOMMUNICATION SERVICES - 53.4%
Diversified Telecommunication Services - 41.0%
ALLTEL Corp.	372,100	20,480
AT&T Corp.	714,500	13,711
BellSouth Corp.	2,602,700	68,295
Cincinnati Bell, Inc. (a)	1,511,000	6,422
Citizens Communications Co.	2,488,531	33,570
MCI, Inc.	707,600	13,650
Qwest Communications International, Inc. (a)	6,994,327	29,376
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
SBC Communications, Inc.	3,861,134	$ 91,741
Sprint Corp.	619,800	14,770
Verizon Communications, Inc.	2,580,900	91,855
		383,870
Wireless Telecommunication Services - 12.4%
American Tower Corp. Class A (a)	1,804,000	32,688
Nextel Communications, Inc. Class A (a)	1,812,700	52,006
Nextel Partners, Inc. Class A (a)	413,900	8,232
SpectraSite, Inc. (a)	204,600	11,990
Western Wireless Corp. Class A (a)	301,300	11,383
		116,299
TOTAL TELECOMMUNICATION SERVICES		500,169
UTILITIES - 29.4%
Electric Utilities - 20.1%
Entergy Corp.	500,800	34,816
Exelon Corp.	450,400	19,930
PG&E Corp. (a)	894,300	31,301
TXU Corp.	1,280,500	88,611
Westar Energy, Inc.	310,900	7,244
Wisconsin Energy Corp.	178,300	6,094
		187,996
Gas Utilities - 0.0%
AGL Resources, Inc.	8,100	281
Multi-Utilities & Unregulated Power - 9.3%
AES Corp. (a)	1,480,000	20,794
Constellation Energy Group, Inc.	149,100	7,455
Dominion Resources, Inc.	654,300	45,395
NRG Energy, Inc. (a)	130,999	4,585
ONEOK, Inc.	161,800	4,482
Sempra Energy	120,700	4,492
		87,203
TOTAL UTILITIES		275,480
TOTAL COMMON STOCKS (Cost $921,937)		919,736
Money Market Funds - 0.8%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 2.31% (b) (Cost $7,274)	7,274,196	$ 7,274
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $929,211)		927,010
NET OTHER ASSETS - 1.1%		10,260
NET ASSETS - 100%		$ 937,270
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information

At January 31, 2005, the fund had a capital loss carryforward of approximately $626,940,000 of which $360,038,000, $255,837,000 and $11,065,000 will expire on January 31, 2010, 2011 and 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2005

Assets
Investment in securities, at value (cost $929,211) - See accompanying schedule		$ 927,010
Receivable for investments sold		23,460
Receivable for fund shares sold		1,151
Dividends receivable		2,858
Interest receivable		18
Prepaid expenses		3
Other affiliated receivables		9
Other receivables		166
Total assets		954,675

Liabilities
Payable for investments purchased	$ 14,808
Payable for fund shares redeemed	1,763
Accrued management fee	480
Other affiliated payables	240
Other payables and accrued expenses	114
Total liabilities		17,405

Net Assets		$ 937,270
Net Assets consist of:
Paid in capital		$ 1,584,544
Undistributed net investment income		2,160
Accumulated undistributed net realized gain (loss) on investments		(647,233)
Net unrealized appreciation (depreciation) on investments		(2,201)
Net Assets, for 70,579 shares outstanding		$ 937,270
Net Asset Value, offering price and redemption price per share ($937,270 ÷ 70,579 shares)		$ 13.28

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended January 31, 2005

Investment Income
Dividends		$ 19,384
Special Dividends		8,637
Interest		245
Security lending		326
Total income		28,592

Expenses
Management fee Basic fee	$ 4,071
Performance adjustment	970
Transfer agent fees	2,105
Accounting and security lending fees	290
Non-interested trustees' compensation	5
Appreciation in deferred trustee compensation account	4
Custodian fees and expenses	20
Registration fees	36
Audit	56
Legal	7
Miscellaneous	71
Total expenses before reductions	7,635
Expense reductions	(369)	7,266
Net investment income (loss)		21,326
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		47,361
Change in net unrealized appreciation (depreciation) on investment securities		58,692
Net gain (loss)		106,053
Net increase (decrease) in net assets resulting from operations		$ 127,379

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2005	Year ended January 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 21,326	$ 16,725
Net realized gain (loss)	47,361	14,301
Change in net unrealized appreciation (depreciation)	58,692	164,407
Net increase (decrease) in net assets resulting from operations	127,379	195,433
Distributions to shareholders from net investment income	(20,382)	(17,464)
Share transactions Proceeds from sales of shares	135,317	124,934
Reinvestment of distributions	18,262	15,548
Cost of shares redeemed	(187,378)	(242,876)
Net increase (decrease) in net assets resulting from share transactions	(33,799)	(102,394)
Total increase (decrease) in net assets	73,198	75,575

Net Assets
Beginning of period	864,072	788,497
End of period (including undistributed net investment income of $2,160 and undistributed net investment income of $1,216, respectively)	$ 937,270	$ 864,072
Other Information Shares
Sold	10,799	11,710
Issued in reinvestment of distributions	1,454	1,501
Redeemed	(15,326)	(23,053)
Net increase (decrease)	(3,073)	(9,842)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 11.73	$ 9.44	$ 12.73	$ 17.22	$ 26.18
Income from Investment Operations
Net investment income (loss) B	.30 C	.21	.19	.16	.10
Net realized and unrealized gain (loss)	1.54	2.30	(3.28)	(4.49)	(4.24)
Total from investment operations	1.84	2.51	(3.09)	(4.33)	(4.14)
Distributions from net investment income	(.29)	(.22)	(.20)	(.16)	(.09)
Distributions from net realized gain	-	-	-	-	(3.40)
Distributions in excess of net realized gain	-	-	-	-	(1.33)
Total distributions	(.29)	(.22)	(.20)	(.16)	(4.82)
Net asset value, end of period	$ 13.28	$ 11.73	$ 9.44	$ 12.73	$ 17.22
Total Return A	15.85%	26.91%	(24.34)%	(25.22)%	(16.21)%
Ratios to Average Net Assets D
Expenses before expense reductions	.89%	.75%	.99%	.94%	.80%
Expenses net of voluntary waivers, if any	.89%	.75%	.99%	.94%	.80%
Expenses net of all reductions	.85%	.73%	.95%	.89%	.78%
Net investment income (loss)	2.49% C	2.01%	1.90%	1.05%	.43%
Supplemental Data
Net assets, end of period (in millions)	$ 937	$ 864	$ 788	$ 1,318	$ 2,227
Portfolio turnover rate	57%	21%	32%	58%	126%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.12 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 1.48%.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Utilities Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 148,632
Unrealized depreciation	(171,126)
Net unrealized appreciation (depreciation)	(22,494)
Undistributed ordinary income	2,194
Capital loss carryforward	(626,940)

Cost for federal income tax purposes	$ 949,504

The tax character of distributions paid was as follows:

	January 31, 2005	January 31, 2004
Ordinary Income	$ 20,382	$ 17,464

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $478,532 and $504,580, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.15% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was ..59% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .25% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $243 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $15 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $368 for the period. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $1.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Utilities Fund (a fund of Fidelity Devonshire Trust) at January 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Utilities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 11, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 244 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Utilities (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Devonshire Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (46)

Year of Election or Appointment: 2001

Vice President of Utilities. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Utilities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Utilities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Utilities. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Utilities. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Utilities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Utilities. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (43)

Year of Election or Appointment: 2005

Deputy Treasurer of Utilities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Utilities. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1987 Assistant Treasurer of Utilities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Utilities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Utilities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Utilities. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

A total of .06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in March, June, October and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 19, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	11,550,595,231.29	69.830
Against	3,841,827,895.20	23.228
Abstain	615,522,253.58	3.720
Broker Non-Votes	532,958,738.78	3.222
TOTAL	16,540,904,118.85	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
Laura B. Cronin
Affirmative	14,957,948,280.71	90.430
Withheld	1,582,955,838.14	9.570
TOTAL	16,540,904,118.85	100.000
Dennis J. Dirks
Affirmative	15,778,688,684.00	95.392
Withheld	762,215,434.85	4.608
TOTAL	16,540,904,118.85	100.000
Robert M. Gates
Affirmative	15,764,107,347.50	95.304
Withheld	776,796,771.35	4.696
TOTAL	16,540,904,118.85	100.000
George H. Heilmeier
Affirmative	15,769,281,323.97	95.335
Withheld	771,622,794.88	4.665
TOTAL	16,540,904,118.85	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	15,701,539,421.76	94.926
Withheld	839,364,697.09	5.074
TOTAL	16,540,904,118.85	100.000
Edward C. Johnson 3d
Affirmative	15,663,625,931.77	94.696
Withheld	877,278,187.08	5.304
TOTAL	16,540,904,118.85	100.000
Marie L. Knowles
Affirmative	15,783,392,435.07	95.420
Withheld	757,511,683.78	4.580
TOTAL	16,540,904,118.85	100.000
Ned C. Lautenbach
Affirmative	15,794,440,665.40	95.487
Withheld	746,463,453.45	4.513
TOTAL	16,540,904,118.85	100.000
Marvin L. Mann
Affirmative	15,745,452,001.44	95.191
Withheld	795,452,117.41	4.809
TOTAL	16,540,904,118.85	100.000
William O. McCoy
Affirmative	15,748,534,997.59	95.210
Withheld	792,369,121.26	4.790
TOTAL	16,540,904,118.85	100.000
Robert L. Reynolds
Affirmative	15,770,708,187.55	95.344
Withheld	770,195,931.30	4.656
TOTAL	16,540,904,118.85	100.000
Cornelia M. Small
Affirmative	15,760,656,761.74	95.283
Withheld	780,247,357.11	4.717
TOTAL	16,540,904,118.85	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	15,766,395,308.66	95.318
Withheld	774,508,810.19	4.682
TOTAL	16,540,904,118.85	100.000
Kenneth L. Wolfe
Affirmative	15,764,518,044.72	95.306
Withheld	776,386,074.13	4.694
TOTAL	16,540,904,118.85	100.000

A Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

Nevada

2225 Village Walk Drive
Henderson, NV

Annual Report

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

UIF-UANN-0305
1.789258.101

Fidelity® Structured Large Cap Value

Fidelity Structured Mid Cap Value

Fidelity Structured Large Cap Growth

Fidelity Structured Mid Cap Growth

Funds

Annual Report

January 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	3	An example of shareholder expenses.
Fidelity Structured Large Cap Value Fund	5	Performance
	6	Management's Discussion
	7	Investment Changes
	8	Investments
	11	Financial Statements
Fidelity Structured Mid Cap Value Fund	13	Performance
	14	Management's Discussion
	15	Investment Changes
	16	Investments
	20	Financial Statements
Fidelity Structured Large Cap Growth Fund	22	Performance
	23	Management's Discussion
	24	Investment Changes
	25	Investments
	28	Financial Statements
Fidelity Structured Mid Cap Growth Fund	30	Performance
	31	Management's Discussion
	32	Investment Changes
	33	Investments
	37	Financial Statements
Notes	39	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	43
Trustees and Officers	44
Distributions	49
Proxy Voting Results	50

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2004 to January 31, 2005).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2004	Ending Account Value January 31, 2005	Expenses Paid During Period* August 1, 2004 to January 31, 2005
Fidelity Structured Large Cap Value Fund
Actual	$ 1,000.00	$ 1,112.30	$ 5.52**
HypotheticalA	$ 1,000.00	$ 1,019.91	$ 5.28**
Fidelity Structured Mid Cap Value Fund
Actual	$ 1,000.00	$ 1,161.40	$ 5.11
HypotheticalA	$ 1,000.00	$ 1,020.41	$ 4.77
Fidelity Structured Large Cap Growth Fund
Actual	$ 1,000.00	$ 1,145.30	$ 6.47***
HypotheticalA	$ 1,000.00	$ 1,019.10	$ 6.09***
Fidelity Structured Mid Cap Growth Fund
Actual	$ 1,000.00	$ 1,162.40	$ 5.71**
HypotheticalA	$ 1,000.00	$ 1,019.86	$ 5.33**

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Fidelity Structured Large Cap Value Fund	1.04%**
Fidelity Structured Mid Cap Value Fund	.94%
Fidelity Structured Large Cap Growth Fund	1.20%***
Fidelity Structured Mid Cap Growth Fund	1.05%**

Annual Report

** If fees effective January 1, 2005 and changes to voluntary expense limitations effective February 1, 2005 had been in effect during the period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

*** If changes to voluntary expense limitations effective February 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Fidelity Structured Large Cap Value Fund	1.00%
Actual		$ 5.31
HypotheticalA		$ 5.08
Fidelity Structured Large Cap Growth Fund	1.00%
Actual		$ 5.40
HypotheticalA		$ 5.08
Fidelity Structured Mid Cap Growth Fund	1.00%
Actual		$ 5.44
HypotheticalA		$ 5.08

A 5% return per year before expenses

Annual Report

Fidelity Structured Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2005	Past 1 year	Life of FundA
Fidelity® Structured Large Cap Value	14.68%	7.03%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Structured Large Cap Value Fund on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Fidelity Structured Large Cap Value Fund

Management's Discussion of Fund Performance

Comments from Bruce Dirks, who became Portfolio Manager of Fidelity® Structured Large Cap Value Fund on February 4, 2005, after the period covered by this report

Stocks had a rough start to the first month of the new year, but most major equity benchmarks managed to cling to their gains for the one-year period ending January 31, 2005. Small-cap stocks outperformed large-caps for the sixth consecutive year, as the small-cap Russell 2000® Index gained 8.67%, compared to 6.23% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 13.93% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 12.53%, versus 0.95% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, much of that gain was wiped out by a weak first month of 2005, and the tech-heavy NASDAQ Composite® Index barely broke even, finishing with a modest 0.33% increase. Meanwhile, the blue-chips' proxy Dow Jones Industrial AverageSM gained 2.19%.

Fidelity Structured Large Cap Value Fund was up 14.68% during the year ending January 31, 2005, outperforming the Russell 1000® Value Index and the LipperSM Growth Funds Average, which advanced 12.45% and 4.54%, respectively. Good stock picking was the primary driver behind the fund's superior performance relative to its index. Overall, the fund's holdings outperformed those held by the index in eight of the 10 major sectors. The fund had several overweighted postions relative to the index in the consumer discretionary sector that rallied nicely. These winners included oil refinery operator Valero Energy, retailer Abercrombie & Fitch - which was sold - and homebuilder KB Home. Specialty chemical manufacturer Cytec Industries produced surprisingly strong quarterly earnings growth, and its stock also appreciated quite well. On the downside, the fund's biggest detractor relative to its index was a position in Synopsys, a provider of software to semiconductor manufacturing companies. Elsewhere, holdings in several insurance companies, including Marsh & McLennan and MBIA, also fared poorly.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Structured Large Cap Value Fund

Investment Changes

Top Ten Stocks as of January 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.5	4.6
General Electric Co.	4.4	4.6
Citigroup, Inc.	3.3	3.6
Bank of America Corp.	3.3	2.3
iShares Russell 1000 Value Index Fund	3.0	2.3
Altria Group, Inc.	2.2	1.0
Wells Fargo & Co.	2.0	1.9
SBC Communications, Inc.	1.7	2.0
ConocoPhillips	1.5	0.0
MBNA Corp.	1.4	1.4
	27.3
Top Five Market Sectors as of January 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.3	32.3
Consumer Discretionary	11.4	10.5
Energy	11.1	11.2
Industrials	11.1	11.3
Consumer Staples	6.2	5.4
Asset Allocation (% of fund's net assets)
As of January 31, 2005*		As of July 31, 2004**
	Stocks and Investment Companies 99.2%		Stocks and Investment Companies 99.1%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	1.6%	** Foreign investments	1.5%

Annual Report

Fidelity Structured Large Cap Value Fund

Investments January 31, 2005

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.4%
Automobiles - 0.8%
Harley-Davidson, Inc.	23,790	$ 1,430,017
Hotels, Restaurants & Leisure - 1.4%
Outback Steakhouse, Inc.	25,600	1,178,880
Wendy's International, Inc.	31,510	1,235,822
		2,414,702
Household Durables - 2.5%
D.R. Horton, Inc.	52,100	2,072,538
KB Home	21,800	2,368,570
		4,441,108
Internet & Catalog Retail - 1.0%
IAC/InterActiveCorp (a)	76,820	1,861,349
Media - 2.0%
Gannett Co., Inc.	25,400	2,033,016
Omnicom Group, Inc.	18,650	1,583,199
		3,616,215
Specialty Retail - 2.3%
Home Depot, Inc.	42,100	1,737,046
Pacific Sunwear of California, Inc. (a)	58,000	1,420,420
TJX Companies, Inc.	36,300	908,952
		4,066,418
Textiles, Apparel & Luxury Goods - 1.4%
Polo Ralph Lauren Corp. Class A	20,600	802,370
Timberland Co. Class A (a)	24,960	1,640,870
		2,443,240
TOTAL CONSUMER DISCRETIONARY		20,273,049
CONSUMER STAPLES - 6.2%
Food & Staples Retailing - 2.7%
BJ's Wholesale Club, Inc. (a)	33,800	967,018
CVS Corp.	29,000	1,344,150
Safeway, Inc. (a)	59,789	1,127,023
Wal-Mart Stores, Inc.	24,400	1,278,560
		4,716,751
Food Products - 0.2%
Del Monte Foods Co. (a)	34,480	388,934
Household Products - 1.1%
Colgate-Palmolive Co.	38,500	2,022,790
Tobacco - 2.2%
Altria Group, Inc.	60,780	3,879,587
TOTAL CONSUMER STAPLES		11,008,062
ENERGY - 11.1%
Oil & Gas - 11.1%
Apache Corp.	28,740	1,564,031
ChevronTexaco Corp.	34,200	1,860,480

	Shares	Value (Note 1)
ConocoPhillips	28,900	$ 2,681,631
Exxon Mobil Corp.	154,530	7,973,744
Newfield Exploration Co. (a)	15,270	934,524
Occidental Petroleum Corp.	37,840	2,209,099
Pogo Producing Co.	10,520	447,416
Stone Energy Corp. (a)	20,740	887,672
Valero Energy Corp.	21,260	1,106,158
		19,664,755
FINANCIALS - 31.3%
Capital Markets - 3.2%
Bear Stearns Companies, Inc.	16,500	1,667,490
Goldman Sachs Group, Inc.	16,900	1,822,665
Morgan Stanley	10,810	604,928
State Street Corp.	34,010	1,523,988
		5,619,071
Commercial Banks - 6.0%
Bank of America Corp.	125,760	5,831,491
North Fork Bancorp, Inc., New York	42,100	1,208,270
Wells Fargo & Co.	57,010	3,494,713
		10,534,474
Consumer Finance - 2.4%
Capital One Financial Corp.	21,800	1,706,504
MBNA Corp.	96,800	2,572,944
		4,279,448
Diversified Financial Services - 3.9%
Citigroup, Inc.	119,360	5,854,608
J.P. Morgan Chase & Co.	29,100	1,086,303
		6,940,911
Insurance - 10.7%
ACE Ltd.	26,900	1,167,460
AMBAC Financial Group, Inc.	25,700	1,975,816
American International Group, Inc.	15,000	994,350
Berkshire Hathaway, Inc. Class B (a)	490	1,467,114
Everest Re Group Ltd.	18,100	1,572,890
Fidelity National Financial, Inc.	58,540	2,565,223
HCC Insurance Holdings, Inc.	32,680	1,074,192
Hilb Rogal & Hobbs Co.	27,100	963,676
MBIA, Inc.	35,140	2,099,264
Old Republic International Corp.	60,400	1,401,280
St. Paul Travelers Companies, Inc.	54,000	2,027,160
Torchmark Corp.	30,100	1,643,460
		18,951,885
Thrifts & Mortgage Finance - 5.1%
Countrywide Financial Corp.	66,798	2,471,526
Doral Financial Corp.	18,340	793,205
Freddie Mac	15,100	985,879
Golden West Financial Corp., Delaware	21,700	1,402,254
New York Community Bancorp, Inc.	53,250	949,448
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Radian Group, Inc.	37,700	$ 1,807,338
The PMI Group, Inc.	16,800	668,136
		9,077,786
TOTAL FINANCIALS		55,403,575
HEALTH CARE - 4.1%
Health Care Providers & Services - 3.3%
Coventry Health Care, Inc. (a)	15,200	864,880
IMS Health, Inc.	57,700	1,349,026
Laboratory Corp. of America Holdings (a)	24,400	1,167,540
Universal Health Services, Inc. Class B	19,600	843,584
WellPoint, Inc. (a)	13,530	1,643,895
		5,868,925
Pharmaceuticals - 0.8%
Merck & Co., Inc.	48,750	1,367,438
TOTAL HEALTH CARE		7,236,363
INDUSTRIALS - 11.1%
Aerospace & Defense - 0.7%
United Defense Industries, Inc.	27,100	1,298,903
Airlines - 0.4%
ExpressJet Holdings, Inc. Class A (a)	64,500	711,435
Building Products - 1.1%
Masco Corp.	51,100	1,880,480
Commercial Services & Supplies - 2.5%
Cendant Corp.	83,550	1,967,603
Equifax, Inc.	40,300	1,140,490
H&R Block, Inc.	25,760	1,244,466
		4,352,559
Industrial Conglomerates - 5.4%
General Electric Co.	218,050	7,878,147
Tyco International Ltd.	47,400	1,713,036
		9,591,183
Marine - 0.0%
Alexander & Baldwin, Inc.	1,900	87,400
Road & Rail - 1.0%
Norfolk Southern Corp.	49,100	1,714,572
TOTAL INDUSTRIALS		19,636,532
INFORMATION TECHNOLOGY - 5.4%
Computers & Peripherals - 1.2%
Hewlett-Packard Co.	107,200	2,100,048
IT Services - 3.0%
Affiliated Computer Services, Inc. Class A (a)	22,770	1,233,906
Computer Sciences Corp. (a)	27,300	1,406,496

	Shares	Value (Note 1)
First Data Corp.	34,000	$ 1,385,160
SunGard Data Systems, Inc. (a)	47,000	1,263,830
		5,289,392
Software - 1.2%
Microsoft Corp.	80,160	2,106,605
TOTAL INFORMATION TECHNOLOGY		9,496,045
MATERIALS - 4.5%
Chemicals - 3.0%
Cytec Industries, Inc.	11,900	606,900
Dow Chemical Co.	31,050	1,543,185
International Flavors & Fragrances, Inc.	29,700	1,253,934
Valspar Corp.	37,180	1,821,820
		5,225,839
Containers & Packaging - 1.5%
Bemis Co., Inc.	42,800	1,241,200
Sealed Air Corp. (a)	28,480	1,461,024
		2,702,224
TOTAL MATERIALS		7,928,063
TELECOMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 3.3%
ALLTEL Corp.	36,000	1,981,440
BellSouth Corp.	35,100	921,024
SBC Communications, Inc.	126,130	2,996,849
		5,899,313
Wireless Telecommunication Services - 2.1%
Nextel Communications, Inc. Class A (a)	60,100	1,724,269
NII Holdings, Inc. (a)	13,350	718,230
Western Wireless Corp. Class A (a)	31,800	1,201,404
		3,643,903
TOTAL TELECOMMUNICATION SERVICES		9,543,216
UTILITIES - 5.7%
Electric Utilities - 3.3%
Exelon Corp.	37,300	1,650,525
PG&E Corp. (a)	31,830	1,114,050
PPL Corp.	20,840	1,125,360
TXU Corp.	27,500	1,903,000
		5,792,935
Multi-Utilities & Unregulated Power - 2.4%
Dominion Resources, Inc.	25,700	1,783,066
National Fuel Gas Co.	42,870	1,208,934
Public Service Enterprise Group, Inc.	25,700	1,355,675
		4,347,675
TOTAL UTILITIES		10,140,610
TOTAL COMMON STOCKS (Cost $161,002,735)		170,330,270
Investment Companies - 3.0%
	Shares	Value (Note 1)
iShares Russell 1000 Value Index Fund (Cost $5,380,172)	83,000	$ 5,412,430
Money Market Funds - 1.0%

Fidelity Cash Central Fund, 2.31% (b) (Cost $1,699,911)	1,699,911	1,699,911
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $168,082,818)		177,442,611
NET OTHER ASSETS - (0.2)%		(438,773)
NET ASSETS - 100%		$ 177,003,838
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

January 31, 2005

Assets
Investment in securities, at value (cost $168,082,818) - See accompanying schedule		$ 177,442,611
Receivable for fund shares sold		1,506,031
Dividends receivable		97,169
Interest receivable		5,605
Prepaid expenses		159
Other affiliated receivables		10
Other receivables		6,297
Total assets		179,057,882

Liabilities
Payable for investments purchased	$ 1,590,695
Payable for fund shares redeemed	281,188
Accrued management fee	77,106
Other affiliated payables	43,034
Other payables and accrued expenses	62,021
Total liabilities		2,054,044

Net Assets		$ 177,003,838
Net Assets consist of:
Paid in capital		$ 166,317,715
Undistributed net investment income		102,977
Accumulated undistributed net realized gain (loss) on investments		1,223,353
Net unrealized appreciation (depreciation) on investments		9,359,793
Net Assets, for 14,698,176 shares outstanding		$ 177,003,838
Net Asset Value, offering price and redemption price per share ($177,003,838 ÷ 14,698,176 shares)		$ 12.04

Statement of Operations

Year ended January 31, 2005

Investment Income
Dividends		$ 1,112,030
Special Dividends		139,980
Interest		25,608
Security lending		338
Total income		1,277,956

Expenses
Management fee Basic fee	$ 397,924
Performance adjustment	(20,586)
Transfer agent fees	208,663
Accounting fees and expenses	35,621
Non-interested trustees' compensation	311
Custodian fees and expenses	13,959
Registration fees	54,755
Audit	42,802
Legal	741
Miscellaneous	8,409
Total expenses before reductions	742,599
Expense reductions	(11,949)	730,650
Net investment income (loss)		547,306
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		4,026,192
Change in net unrealized appreciation (depreciation) on investment securities		6,303,473
Net gain (loss)		10,329,665
Net increase (decrease) in net assets resulting from operations		$ 10,876,971

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Large Cap Value Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2005	Year ended January 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 547,306	$ 191,712
Net realized gain (loss)	4,026,192	(258,235)
Change in net unrealized appreciation (depreciation)	6,303,473	5,392,864
Net increase (decrease) in net assets resulting from operations	10,876,971	5,326,341
Distributions to shareholders from net investment income	(446,024)	(194,730)
Distributions to shareholders from net realized gain	(981,252)	-
Total distributions	(1,427,276)	(194,730)
Share transactions Proceeds from sales of shares	174,933,730	10,683,766
Reinvestment of distributions	1,392,255	184,990
Cost of shares redeemed	(33,953,678)	(6,415,646)
Net increase (decrease) in net assets resulting from share transactions	142,372,307	4,453,110
Redemption fees	13,417	1,792
Total increase (decrease) in net assets	151,835,419	9,586,513
Net Assets
Beginning of period	25,168,419	15,581,906
End of period (including undistributed net investment income of $102,977 and distributions in excess of net investment income of $1,378, respectively)	$ 177,003,838	$ 25,168,419
Other Information Shares
Sold	15,175,650	1,125,836
Issued in reinvestment of distributions	117,391	19,005
Redeemed	(2,959,725)	(686,133)
Net increase (decrease)	12,333,316	458,708

Financial Highlights

Years ended January 31,	2005	2004	2003	2002F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.64	$ 8.17	$ 10.17	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.09E	.09	.08	.01
Net realized and unrealized gain (loss)	1.47	2.47	(2.00)	.17
Total from investment operations	1.56	2.56	(1.92)	.18
Distributions from net investment income	(.05)	(.09)	(.08)	(.01)
Distributions from net realized gain	(.11)	-	-	-
Total distributions	(.16)	(.09)	(.08)	(.01)
Redemption fees added to paid in capitalD	-H	-H	-H	-
Net asset value, end of period	$ 12.04	$ 10.64	$ 8.17	$ 10.17
Total ReturnB,C	14.68%	31.44%	(18.92)%	1.80%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.07%	1.45%	1.83%	3.13%A
Expenses net of voluntary waivers, if any	1.07%	1.20%	1.20%	1.20%A
Expenses net of all reductions	1.05%	1.18%	1.19%	1.20%A
Net investment income (loss)	.79%E	.99%	.90%	.55%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 177,004	$ 25,168	$ 15,582	$ 11,684
Portfolio turnover rate	170%	72%	95%	81%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.59%.

F For the period November 15, 2001 (commencement of operations) to January 31, 2002.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2005	Past 1 year	Life of FundA
Fidelity Structured Mid Cap Value	17.75%	12.72%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Structured Mid Cap Value Fund on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Fidelity Structured Mid Cap Value Fund

Management's Discussion of Fund Performance

Comments from Bruce Dirks, who became Portfolio Manager of Fidelity® Structured Mid Cap Value Fund on February 4, 2005, after the period covered by this report

Stocks had a rough start to the first month of the new year, but most major equity benchmarks managed to cling to their gains for the one-year period ending January 31, 2005. Small-cap stocks outperformed large-caps for the sixth consecutive year, as the small-cap Russell 2000® Index gained 8.67%, compared to 6.23% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 13.93% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 12.53%, versus 0.95% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, much of that gain was wiped out by a weak first month of 2005, and the tech-heavy NASDAQ Composite® Index barely broke even, finishing with a modest 0.33% increase. Meanwhile, the blue-chips' proxy Dow Jones Industrial AverageSM gained 2.19%.

Fidelity Structured Mid Cap Value Fund was up 17.75% during the year ending January 31, 2005, outperforming the Russell Midcap® Value Index and the LipperSM Mid-Cap Funds Average, which advanced 17.72% and 8.73%, respectively. Good stock picking was the primary driver behind the fund's performance. Overall, the fund's holdings in seven of the 10 major sectors outperformed those held by the index. The fund had several overweighted postions relative to the index in the utilities sector that rallied nicely due to the companies' improving profitability. These winners included TXU, as well as two stocks that weren't held by the benchmark: AES and Korea Electric Power. The fund's return compared to its index also got a boost from owning building materials manufacturer USG, another out-of-benchmark position that performed quite well. USG was no longer held at period end. On the downside, the fund's relative results suffered from a position in Synopsys, a provider of software to semiconductor manufacturing companies that struggled with slowing profit growth. Elsewhere, holdings in home goods retailer Linens 'N Things and automotive parts supplier American Axle & Manufacturing also fared poorly.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Structured Mid Cap Value Fund

Investment Changes

Top Ten Stocks as of January 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
iShares Russell Midcap Value Index Fund	3.6	3.7
TXU Corp.	1.9	0.9
Valero Energy Corp.	1.4	0.5
PG&E Corp.	1.4	1.2
North Fork Bancorp, Inc., New York	1.2	0.0
Ryland Group, Inc.	1.1	0.4
KB Home	1.1	0.3
Computer Sciences Corp.	1.1	0.9
Constellation Energy Group, Inc.	1.0	0.8
PPL Corp.	1.0	0.0
	14.8
Top Five Market Sectors as of January 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.4	29.2
Consumer Discretionary	14.7	15.0
Utilities	12.7	11.4
Industrials	8.9	8.0
Materials	7.5	7.2
Asset Allocation (% of fund's net assets)
As of January 31, 2005*		As of July 31, 2004**
	Stocks and Investment Companies 99.2%		Stocks and Investment Companies 99.1%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	5.1%	** Foreign investments	3.2%

Annual Report

Fidelity Structured Mid Cap Value Fund

Investments January 31, 2005

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.7%
Auto Components - 0.9%
American Axle & Manufacturing Holdings, Inc.	17,980	$ 482,763
Johnson Controls, Inc.	13,800	816,408
		1,299,171
Automobiles - 0.4%
Harley-Davidson, Inc.	9,100	547,001
Hotels, Restaurants & Leisure - 2.0%
Brinker International, Inc. (a)	24,200	910,162
Outback Steakhouse, Inc.	20,300	934,815
Wendy's International, Inc.	31,470	1,234,253
		3,079,230
Household Durables - 3.8%
D.R. Horton, Inc.	32,900	1,308,762
KB Home	14,900	1,618,885
Pulte Homes, Inc.	18,980	1,254,198
Ryland Group, Inc.	25,200	1,634,724
		5,816,569
Internet & Catalog Retail - 0.7%
IAC/InterActiveCorp (a)	47,000	1,138,810
Leisure Equipment & Products - 0.2%
Eastman Kodak Co.	11,300	373,917
Specialty Retail - 4.6%
Borders Group, Inc.	31,700	832,125
Limited Brands, Inc.	61,690	1,462,053
Office Depot, Inc. (a)	53,990	933,487
Pacific Sunwear of California, Inc. (a)	48,600	1,190,214
Pier 1 Imports, Inc.	24,600	435,666
RadioShack Corp.	33,200	1,099,584
TJX Companies, Inc.	45,900	1,149,336
		7,102,465
Textiles, Apparel & Luxury Goods - 2.1%
Columbia Sportswear Co. (a)	8,400	460,908
Liz Claiborne, Inc.	15,200	637,488
Timberland Co. Class A (a)	18,500	1,216,190
Tommy Hilfiger Corp. (a)	87,200	856,304
		3,170,890
TOTAL CONSUMER DISCRETIONARY		22,528,053
CONSUMER STAPLES - 5.2%
Food & Staples Retailing - 1.5%
BJ's Wholesale Club, Inc. (a)	36,400	1,041,404
CVS Corp.	16,150	748,553
Safeway, Inc. (a)	28,100	529,685
		2,319,642
Food Products - 2.7%
Del Monte Foods Co. (a)	95,000	1,071,600
Fresh Del Monte Produce, Inc.	28,400	906,812

	Shares	Value (Note 1)
Smithfield Foods, Inc. (a)	39,900	$ 1,207,773
The J.M. Smucker Co.	20,100	937,665
		4,123,850
Household Products - 0.6%
Colgate-Palmolive Co.	18,100	950,974
Tobacco - 0.4%
UST, Inc.	11,600	587,656
TOTAL CONSUMER STAPLES		7,982,122
ENERGY - 6.2%
Oil & Gas - 6.2%
Apache Corp.	16,620	904,460
Houston Exploration Co. (a)	18,200	986,622
Newfield Exploration Co. (a)	15,600	954,720
Occidental Petroleum Corp.	21,000	1,225,980
Pogo Producing Co.	13,100	557,143
St. Mary Land & Exploration Co.	20,600	886,006
Stone Energy Corp. (a)	18,100	774,680
Teekay Shipping Corp.	23,000	1,020,510
Valero Energy Corp.	42,200	2,195,666
		9,505,787
FINANCIALS - 27.4%
Capital Markets - 0.8%
Bear Stearns Companies, Inc.	12,500	1,263,250
Commercial Banks - 2.5%
Comerica, Inc.	9,400	543,884
North Fork Bancorp, Inc., New York	61,900	1,776,530
Oriental Financial Group, Inc.	20,100	566,820
Westcorp	21,000	956,970
		3,844,204
Consumer Finance - 1.9%
Capital One Financial Corp.	10,900	853,252
MBNA Corp.	33,600	893,088
Student Loan Corp.	5,900	1,065,894
		2,812,234
Insurance - 11.1%
ACE Ltd.	22,800	989,520
AMBAC Financial Group, Inc.	18,570	1,427,662
Everest Re Group Ltd.	12,200	1,060,180
Fidelity National Financial, Inc.	33,977	1,488,872
First American Corp., California	23,000	850,540
Hilb Rogal & Hobbs Co.	26,200	931,672
IPC Holdings Ltd.	20,000	844,200
Markel Corp. (a)	1,700	579,700
MBIA, Inc.	26,460	1,580,720
Old Republic International Corp.	34,900	809,680
PartnerRe Ltd.	16,100	1,020,257
Protective Life Corp.	25,400	1,045,464
St. Paul Travelers Companies, Inc.	24,600	923,484
StanCorp Financial Group, Inc.	14,000	1,190,000
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Torchmark Corp.	21,500	$ 1,173,900
W.R. Berkley Corp.	23,700	1,130,490
		17,046,341
Real Estate - 6.2%
Boston Properties, Inc.	14,500	837,810
CarrAmerica Realty Corp.	14,700	446,145
CenterPoint Properties Trust (SBI)	15,600	662,220
Duke Realty Corp.	22,860	710,946
Equity Lifestyle Properties, Inc.	10,700	366,796
Equity Residential (SBI)	39,640	1,250,246
General Growth Properties, Inc.	35,300	1,121,481
Health Care REIT, Inc.	18,100	606,350
Kimco Realty Corp.	18,500	980,130
Reckson Associates Realty Corp.	17,000	521,560
Trizec Properties, Inc.	48,800	864,248
Vornado Realty Trust	15,500	1,071,670
		9,439,602
Thrifts & Mortgage Finance - 4.9%
Countrywide Financial Corp.	31,400	1,161,800
Doral Financial Corp.	12,850	555,763
Flagstar Bancorp, Inc.	13,400	281,668
Independence Community Bank Corp.	18,200	715,260
MGIC Investment Corp.	18,300	1,169,370
New York Community Bancorp, Inc.	56,400	1,005,612
Radian Group, Inc.	20,400	977,976
Sovereign Bancorp, Inc.	53,030	1,205,902
The PMI Group, Inc.	11,500	457,355
		7,530,706
TOTAL FINANCIALS		41,936,337
HEALTH CARE - 5.0%
Health Care Providers & Services - 4.0%
IMS Health, Inc.	39,600	925,848
Laboratory Corp. of America Holdings (a)	19,200	918,720
Omnicare, Inc.	34,300	1,054,725
Renal Care Group, Inc. (a)	9,300	354,888
UnitedHealth Group, Inc.	10,613	943,496
Universal Health Services, Inc. Class B	20,000	860,800
WellPoint, Inc. (a)	9,300	1,129,950
		6,188,427
Pharmaceuticals - 1.0%
King Pharmaceuticals, Inc. (a)	41,000	430,910
Par Pharmaceutical Companies, Inc. (a)	8,000	303,200
Watson Pharmaceuticals, Inc. (a)	26,700	796,461
		1,530,571
TOTAL HEALTH CARE		7,718,998

	Shares	Value (Note 1)
INDUSTRIALS - 8.9%
Aerospace & Defense - 1.0%
Alliant Techsystems, Inc. (a)	14,300	$ 952,094
United Defense Industries, Inc.	14,300	685,399
		1,637,493
Airlines - 0.3%
ExpressJet Holdings, Inc. Class A (a)	40,500	446,715
Building Products - 1.2%
American Standard Companies, Inc. (a)	17,850	714,714
Masco Corp.	29,370	1,080,816
		1,795,530
Commercial Services & Supplies - 1.9%
Career Education Corp. (a)	20,200	813,858
Equifax, Inc.	26,600	752,780
H&R Block, Inc.	15,300	739,143
West Corp. (a)	17,000	567,630
		2,873,411
Construction & Engineering - 1.3%
Granite Construction, Inc.	35,900	893,910
Jacobs Engineering Group, Inc. (a)	20,800	1,056,432
		1,950,342
Machinery - 2.1%
AGCO Corp. (a)	38,100	782,193
Briggs & Stratton Corp.	24,900	965,871
PACCAR, Inc.	5,600	395,696
SPX Corp.	24,900	1,043,310
		3,187,070
Road & Rail - 1.1%
Norfolk Southern Corp.	26,400	921,888
Swift Transportation Co., Inc. (a)	38,100	849,630
		1,771,518
TOTAL INDUSTRIALS		13,662,079
INFORMATION TECHNOLOGY - 6.9%
Communications Equipment - 0.3%
Scientific-Atlanta, Inc.	17,400	527,394
Computers & Peripherals - 1.4%
Diebold, Inc.	22,600	1,216,784
QLogic Corp. (a)	8,700	333,036
Storage Technology Corp. (a)	17,000	535,330
		2,085,150
Electronic Equipment & Instruments - 1.9%
Amphenol Corp. Class A	26,000	1,022,580
AVX Corp.	61,500	713,400
Mettler-Toledo International, Inc. (a)	11,700	586,872
Tech Data Corp. (a)	14,220	597,667
		2,920,519
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
IT Services - 2.7%
Affiliated Computer Services, Inc. Class A (a)	17,500	$ 948,325
Computer Sciences Corp. (a)	31,300	1,612,576
SunGard Data Systems, Inc. (a)	26,700	717,963
Syntel, Inc.	46,200	776,622
		4,055,486
Office Electronics - 0.6%
Xerox Corp. (a)	57,500	913,100
TOTAL INFORMATION TECHNOLOGY		10,501,649
MATERIALS - 7.5%
Chemicals - 2.1%
Engelhard Corp.	35,700	1,072,785
International Flavors & Fragrances, Inc.	18,700	789,514
Valspar Corp.	27,500	1,347,500
		3,209,799
Construction Materials - 2.6%
Cemex SA de CV sponsored ADR	22,600	847,048
Headwaters, Inc. (a)	33,850	1,076,430
Lafarge North America, Inc.	16,750	908,520
Vulcan Materials Co.	20,400	1,152,192
		3,984,190
Containers & Packaging - 1.7%
Bemis Co., Inc.	31,800	922,200
Owens-Illinois, Inc. (a)	16,700	379,424
Pactiv Corp. (a)	20,370	452,418
Sealed Air Corp. (a)	17,700	908,010
		2,662,052
Metals & Mining - 0.3%
Phelps Dodge Corp.	4,010	386,163
Paper & Forest Products - 0.8%
Georgia-Pacific Corp.	14,700	471,870
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	54,900	803,187
		1,275,057
TOTAL MATERIALS		11,517,261
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.7%
CenturyTel, Inc.	8,300	270,580
Qwest Communications International, Inc. (a)	187,800	788,760
		1,059,340

	Shares	Value (Note 1)
Wireless Telecommunication Services - 0.4%
NII Holdings, Inc. (a)	12,200	$ 656,360
TOTAL TELECOMMUNICATION SERVICES		1,715,700
UTILITIES - 12.7%
Electric Utilities - 7.8%
Black Hills Corp.	10,800	321,732
Entergy Corp.	12,640	878,733
FirstEnergy Corp.	20,330	808,321
Korea Electric Power Corp. sponsored ADR (d)	87,800	1,212,518
PG&E Corp. (a)	62,100	2,173,500
PPL Corp.	29,500	1,593,000
Sierra Pacific Resources (a)(d)	97,400	958,416
TXU Corp.	41,500	2,871,800
Westar Energy, Inc.	48,400	1,127,720
		11,945,740
Gas Utilities - 0.4%
KeySpan Corp.	14,210	560,869
Multi-Utilities & Unregulated Power - 4.5%
AES Corp. (a)	80,700	1,133,835
Constellation Energy Group, Inc.	32,100	1,605,000
MDU Resources Group, Inc.	34,900	933,226
National Fuel Gas Co.	38,000	1,071,600
Public Service Enterprise Group, Inc.	28,200	1,487,550
Vectren Corp.	27,300	753,753
		6,984,964
TOTAL UTILITIES		19,491,573
TOTAL COMMON STOCKS (Cost $131,438,406)		146,559,559
Investment Companies - 3.6%

iShares Russell Midcap Value Index Fund (Cost $5,349,038)	49,648	5,469,222
Money Market Funds - 1.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.31% (b)	1,864,954	$ 1,864,954
Fidelity Securities Lending Cash Central Fund, 2.29% (b)(c)	940,750	940,750
TOTAL MONEY MARKET FUNDS (Cost $2,805,704)		2,805,704
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $139,593,148)		154,834,485
NET OTHER ASSETS - (1.0)%		(1,603,666)
NET ASSETS - 100%		$ 153,230,819
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

January 31, 2005

Assets
Investment in securities, at value (including securities loaned of $925,978) (cost $139,593,148) - See accompanying schedule		$ 154,834,485
Receivable for fund shares sold		1,470,102
Dividends receivable		107,163
Interest receivable		4,262
Prepaid expenses		267
Other affiliated receivables		39
Other receivables		4,549
Total assets		156,420,867

Liabilities
Payable for investments purchased	$ 1,823,950
Payable for fund shares redeemed	271,749
Accrued management fee	58,692
Other affiliated payables	37,788
Other payables and accrued expenses	57,119
Collateral on securities loaned, at value	940,750
Total liabilities		3,190,048

Net Assets		$ 153,230,819
Net Assets consist of:
Paid in capital		$ 133,330,056
Undistributed net investment income		203,771
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,455,655
Net unrealized appreciation (depreciation) on investments		15,241,337
Net Assets, for 10,840,000 shares outstanding		$ 153,230,819
Net Asset Value, offering price and redemption price per share ($153,230,819 ÷ 10,840,000 shares)		$ 14.14

Statement of Operations

Year ended January 31, 2005

Investment Income
Dividends		$ 1,395,728
Interest		20,501
Security lending		6,435
Total income		1,422,664

Expenses
Management fee Basic fee	$ 549,876
Performance adjustment	(104,695)
Transfer agent fees	290,493
Accounting and security lending fees	36,836
Non-interested trustees' compensation	487
Custodian fees and expenses	14,215
Registration fees	27,271
Audit	43,661
Legal	796
Miscellaneous	11,061
Total expenses before reductions	870,001
Expense reductions	(9,173)	860,828
Net investment income (loss)		561,836
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	12,258,770
Foreign currency transactions	117
Total net realized gain (loss)		12,258,887
Change in net unrealized appreciation (depreciation) on investment securities		3,757,557
Net gain (loss)		16,016,444
Net increase (decrease) in net assets resulting from operations		$ 16,578,280

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2005	Year ended January 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 561,836	$ 267,538
Net realized gain (loss)	12,258,887	362,287
Change in net unrealized appreciation (depreciation)	3,757,557	15,535,397
Net increase (decrease) in net assets resulting from operations	16,578,280	16,165,222
Distributions to shareholders from net investment income	(363,688)	(251,617)
Distributions to shareholders from net realized gain	(2,909,505)	-
Total distributions	(3,273,193)	(251,617)
Share transactions Proceeds from sales of shares	113,733,065	64,041,116
Reinvestment of distributions	3,166,254	233,064
Cost of shares redeemed	(72,789,352)	(20,816,627)
Net increase (decrease) in net assets resulting from share transactions	44,109,967	43,457,553
Redemption fees	18,590	6,912
Total increase (decrease) in net assets	57,433,644	59,378,070

Net Assets
Beginning of period	95,797,175	36,419,105
End of period (including undistributed net investment income of $203,771 and undistributed net investment income of $56, respectively)	$ 153,230,819	$ 95,797,175
Other Information Shares
Sold	8,541,621	5,573,189
Issued in reinvestment of distributions	227,952	19,930
Redeemed	(5,704,954)	(1,933,118)
Net increase (decrease)	3,064,619	3,660,001

Financial Highlights

Years ended January 31,	2005	2004	2003	2002E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.32	$ 8.85	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.08	.06	.08	.01
Net realized and unrealized gain (loss)	2.10	3.45	(1.74)	.59
Total from investment operations	2.18	3.51	(1.66)	.60
Distributions from net investment income	(.04)	(.04)	(.08)	(.01)
Distributions from net realized gain	(.32)	-	-	-
Total distributions	(.36)	(.04)	(.08)	(.01)
Redemption fees added to paid in capitalD	-G	-G	-G	-
Net asset value, end of period	$ 14.14	$ 12.32	$ 8.85	$ 10.59
Total ReturnB,C	17.75%	39.69%	(15.71)%	6.00%
Ratios to Average Net AssetsF
Expenses before expense reductions	.91%	1.07%	1.28%	2.30%A
Expenses net of voluntary waivers, if any	.91%	1.07%	1.20%	1.20%A
Expenses net of all reductions	.90%	1.05%	1.18%	1.20%A
Net investment income (loss)	.59%	.55%	.79%	.59%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 153,231	$ 95,797	$ 36,419	$ 23,773
Portfolio turnover rate	196%	97%	113%	68%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 15, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Large Cap Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2005	Past 1 year	Life of FundA
Fidelity Structured Large Cap Growth	10.42%	0.53%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Structured Large Cap Growth Fund on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Fidelity Structured Large Cap Growth Fund

Management's Discussion of Fund Performance

Comments from Bahaa Fam, Portfolio Manager of Fidelity® Structured Large Cap Growth Fund

Stocks had a rough start to the first month of the new year, but most major equity benchmarks managed to cling to their gains for the one-year period ending January 31, 2005. Small-cap stocks outperformed large-caps for the sixth consecutive year, as the small-cap Russell 2000® Index gained 8.67%, compared to 6.23% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 13.93% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 12.53%, versus 0.95% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, much of that gain was wiped out by a weak first month of 2005, and the tech-heavy NASDAQ Composite® Index barely broke even, finishing with a modest 0.33% increase. Meanwhile, the blue-chips' proxy Dow Jones Industrial AverageSM gained 2.19%.

Fidelity Structured Large Cap Growth Fund was up 10.42% during the year ending January 31, 2005, handily outperforming the 0.70% return for the Russell 1000 Growth Index and the 4.54% return for the LipperSM Growth Funds Average. The fund's outperformance relative to its index was due primarily to stock picking, as holdings in eight of the 10 major market sectors outperformed their respective sector components held by the index. Strong gains from some medical technology companies helped the fund's health care equipment/services holdings outperform those held by the index. Elsewhere, an overweighting in the strong-performing stock of computer hardware company Apple Computer made a solid contribution to the fund's relative results. Owning a higher percentage of homebuilders than the index - mainly through D.R. Horton and KB Home - also worked out well, as both stocks rallied nicely. On the downside, the fund was hurt by poor-performing semiconductor makers such as Silicon Storage Technology and Analog Devices. Other detractors included disk-drive producers Western Digital and Maxtor, both of which had at least one disappointing quarterly earnings report during the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Structured Large Cap Growth Fund

Investment Changes

Top Ten Stocks as of January 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Apple Computer, Inc.	2.7	0.0
Johnson & Johnson	2.6	2.2
Aetna, Inc.	2.5	0.0
D.R. Horton, Inc.	2.5	2.5
Ryland Group, Inc.	2.5	0.0
Akamai Technologies, Inc.	2.5	2.6
Tyco International Ltd.	2.5	1.4
Wal-Mart Stores, Inc.	2.5	2.0
KB Home	2.4	2.1
CIGNA Corp.	2.2	0.0
	24.9
Top Five Market Sectors as of January 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.2	26.5
Health Care	22.1	22.1
Consumer Discretionary	14.6	14.4
Consumer Staples	12.4	12.6
Industrials	9.0	8.4
Asset Allocation (% of fund's net assets)
As of January 31, 2005*		As of July 31, 2004**
	Stocks and Investment Companies 98.2%		Stocks 97.9%
	Short-Term Investments and Net Other Assets 1.8%		Short-Term Investments and Net Other Assets 2.1%
* Foreign investments	3.6%	** Foreign investments	3.6%

Annual Report

Fidelity Structured Large Cap Growth Fund

Investments January 31, 2005

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.6%
Household Durables - 9.1%
D.R. Horton, Inc.	31,200	$ 1,241,136
KB Home	10,900	1,184,285
NVR, Inc. (a)	500	395,625
Ryland Group, Inc.	19,000	1,232,530
Toll Brothers, Inc. (a)	5,900	460,613
		4,514,189
Internet & Catalog Retail - 0.3%
eBay, Inc. (a)	1,800	146,700
Media - 1.2%
EchoStar Communications Corp. Class A	19,500	594,945
Multiline Retail - 0.7%
JCPenney Co., Inc.	7,900	337,488
Specialty Retail - 0.9%
Aeropostale, Inc. (a)	1,800	50,022
American Eagle Outfitters, Inc.	7,600	386,080
		436,102
Textiles, Apparel & Luxury Goods - 2.4%
Polo Ralph Lauren Corp. Class A	4,500	175,275
Timberland Co. Class A (a)	15,500	1,018,970
		1,194,245
TOTAL CONSUMER DISCRETIONARY		7,223,669
CONSUMER STAPLES - 12.4%
Food & Staples Retailing - 4.2%
Costco Wholesale Corp.	18,400	869,768
Wal-Mart Stores, Inc.	23,300	1,220,920
		2,090,688
Food Products - 6.3%
Archer-Daniels-Midland Co.	19,020	460,284
Corn Products International, Inc.	19,000	557,840
Hormel Foods Corp.	11,000	346,500
McCormick & Co., Inc. (non-vtg.)	8,600	319,662
Pilgrims Pride Corp. Class B	18,300	639,768
Smithfield Foods, Inc. (a)	25,900	783,993
		3,108,047
Personal Products - 1.4%
Gillette Co.	13,600	689,792
Tobacco - 0.5%
Reynolds American, Inc.	3,100	249,302
TOTAL CONSUMER STAPLES		6,137,829
ENERGY - 1.5%
Oil & Gas - 1.5%
Exxon Mobil Corp.	7,800	402,480
Sunoco, Inc.	4,100	358,709
		761,189

	Shares	Value (Note 1)
FINANCIALS - 8.8%
Commercial Banks - 2.0%
North Fork Bancorp, Inc., New York	19,300	$ 553,910
Wachovia Corp.	8,000	438,800
		992,710
Consumer Finance - 2.1%
Capital One Financial Corp.	4,100	320,948
MBNA Corp.	27,500	730,950
		1,051,898
Insurance - 4.0%
AMBAC Financial Group, Inc.	8,900	684,232
American International Group, Inc.	13,100	868,399
MetLife, Inc.	9,100	361,725
Philadelphia Consolidated Holding Corp. (a)	600	40,242
		1,954,598
Thrifts & Mortgage Finance - 0.7%
Countrywide Financial Corp.	9,100	336,700
TOTAL FINANCIALS		4,335,906
HEALTH CARE - 22.1%
Biotechnology - 2.0%
Biogen Idec, Inc. (a)	3,000	194,880
Celgene Corp. (a)	11,300	308,942
Invitrogen Corp. (a)	7,100	487,841
		991,663
Health Care Equipment & Supplies - 5.1%
Bausch & Lomb, Inc.	5,300	386,317
Cytyc Corp. (a)	11,200	280,560
Kinetic Concepts, Inc.	7,900	513,500
Medtronic, Inc.	13,600	713,864
ResMed, Inc. (a)	7,800	400,140
St. Jude Medical, Inc. (a)	5,500	216,040
		2,510,421
Health Care Providers & Services - 10.2%
Aetna, Inc.	9,800	1,245,090
CIGNA Corp.	13,700	1,099,425
Coventry Health Care, Inc. (a)	9,400	534,860
Humana, Inc. (a)	6,400	219,328
Sierra Health Services, Inc. (a)	15,400	845,922
UnitedHealth Group, Inc.	8,205	729,425
WellPoint, Inc. (a)	3,000	364,500
		5,038,550
Pharmaceuticals - 4.8%
Johnson & Johnson	20,100	1,300,470
Pfizer, Inc.	44,460	1,074,154
		2,374,624
TOTAL HEALTH CARE		10,915,258
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 9.0%
Aerospace & Defense - 1.9%
The Boeing Co.	18,100	$ 915,860
Building Products - 0.8%
USG Corp. (a)	12,700	407,670
Commercial Services & Supplies - 0.3%
Mine Safety Appliances Co.	2,900	141,984
Electrical Equipment - 0.5%
Thomas & Betts Corp. (a)	8,600	251,206
Industrial Conglomerates - 2.5%
Tyco International Ltd.	33,800	1,221,532
Machinery - 1.6%
Cummins, Inc.	10,200	792,234
Road & Rail - 1.4%
J.B. Hunt Transport Services, Inc.	2,205	97,285
Swift Transportation Co., Inc. (a)	27,700	617,710
		714,995
TOTAL INDUSTRIALS		4,445,481
INFORMATION TECHNOLOGY - 26.2%
Communications Equipment - 3.7%
Cisco Systems, Inc. (a)	39,300	708,972
Motorola, Inc.	7,200	113,328
QUALCOMM, Inc.	7,400	275,576
Research In Motion Ltd. (a)	10,200	725,889
		1,823,765
Computers & Peripherals - 4.7%
Apple Computer, Inc. (a)	17,200	1,322,679
International Business Machines Corp.	4,500	420,390
Storage Technology Corp. (a)	18,900	595,161
		2,338,230
Internet Software & Services - 4.3%
Akamai Technologies, Inc. (a)	94,062	1,232,212
Websense, Inc. (a)	12,300	660,510
Yahoo!, Inc. (a)	7,220	254,216
		2,146,938
Office Electronics - 1.4%
Xerox Corp. (a)	44,000	698,720
Semiconductors & Semiconductor Equipment - 7.5%
Analog Devices, Inc.	8,000	287,120
Applied Materials, Inc. (a)	38,900	618,510
Intel Corp.	40,200	902,490
Lam Research Corp. (a)	32,900	880,404
Marvell Technology Group Ltd. (a)	30,400	1,016,880
Sigmatel, Inc. (a)	200	7,882
		3,713,286
Software - 4.6%
Activision, Inc. (a)	37,100	838,460

	Shares	Value (Note 1)
Microsoft Corp.	25,600	$ 672,768
Parametric Technology Corp. (a)	131,400	748,980
		2,260,208
TOTAL INFORMATION TECHNOLOGY		12,981,147
MATERIALS - 1.2%
Metals & Mining - 1.2%
Carpenter Technology Corp.	6,400	392,064
Phelps Dodge Corp.	2,100	202,230
		594,294
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.3%
BellSouth Corp.	5,300	139,072
Wireless Telecommunication Services - 0.5%
Nextel Communications, Inc. Class A (a)	9,840	282,310
TOTAL TELECOMMUNICATION SERVICES		421,382
UTILITIES - 0.2%
Multi-Utilities & Unregulated Power - 0.2%
AES Corp. (a)	5,800	81,490
TOTAL COMMON STOCKS (Cost $42,657,390)		47,897,645
Investment Companies - 1.4%

iShares Russell 1000 Growth Index Fund (Cost $704,521)	14,900	707,452
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 2.31% (b) (Cost $1,221,561)	1,221,561	1,221,561
Cash Equivalents - 0.1%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 2.45%, dated 1/31/05 due 2/1/05) (Cost $39,000)	$ 39,003	$ 39,000
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $44,622,472)	49,865,658
NET OTHER ASSETS - (0.8)%	(412,566)
NET ASSETS - 100%	$ 49,453,092
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information
At January 31, 2005, the fund had a capital loss carryforward of approximately $357,066 all of which will expire on January 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Large Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

January 31, 2005

Assets
Investment in securities, at value (including repurchase agreements of $39,000) (cost $44,622,472) - See accompanying schedule		$ 49,865,658
Cash		493
Receivable for investments sold		121,353
Receivable for fund shares sold		296,060
Dividends receivable		16,366
Interest receivable		6,216
Prepaid expenses		108
Receivable from investment adviser for expense reductions		19,882
Other receivables		8,582
Total assets		50,334,718

Liabilities
Payable for investments purchased	$ 765,352
Payable for fund shares redeemed	28,773
Accrued management fee	24,051
Other affiliated payables	15,259
Other payables and accrued expenses	48,191
Total liabilities		881,626

Net Assets		$ 49,453,092
Net Assets consist of:
Paid in capital		$ 44,791,074
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(581,168)
Net unrealized appreciation (depreciation) on investments		5,243,186
Net Assets, for 4,863,561 shares outstanding		$ 49,453,092
Net Asset Value, offering price and redemption price per share ($49,453,092 ÷ 4,863,561 shares)		$ 10.17

Statement of Operations

Year ended January 31, 2005

Investment Income
Dividends		$ 244,543
Special Dividends		82,200
Interest		23,839
Total income		350,582

Expenses
Management fee Basic fee	$ 189,326
Performance adjustment	(4,135)
Transfer agent fees	135,296
Accounting fees and expenses	28,936
Non-interested trustees' compensation	169
Custodian fees and expenses	10,410
Registration fees	21,701
Audit	42,688
Legal	632
Miscellaneous	5,309
Total expenses before reductions	430,332
Expense reductions	(57,743)	372,589
Net investment income (loss)		(22,007)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,223,362
Foreign currency transactions	1
Total net realized gain (loss)		3,223,363
Change in net unrealized appreciation (depreciation) on investment securities		1,164,754
Net gain (loss)		4,388,117
Net increase (decrease) in net assets resulting from operations		$ 4,366,110

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2005	Year ended January 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (22,007)	$ (28,904)
Net realized gain (loss)	3,223,363	1,265,804
Change in net unrealized appreciation (depreciation)	1,164,754	4,092,656
Net increase (decrease) in net assets resulting from operations	4,366,110	5,329,556
Share transactions Proceeds from sales of shares	33,426,772	12,768,477
Cost of shares redeemed	(11,423,588)	(13,921,635)
Net increase (decrease) in net assets resulting from share transactions	22,003,184	(1,153,158)
Redemption fees	4,378	1,152
Total increase (decrease) in net assets	26,373,672	4,177,550

Net Assets
Beginning of period	23,079,420	18,901,870
End of period	$ 49,453,092	$ 23,079,420
Other Information Shares
Sold	3,583,804	1,546,339
Redeemed	(1,226,025)	(1,769,627)
Net increase (decrease)	2,357,779	(223,288)

Financial Highlights

Years ended January 31,	2005	2004	2003	2002F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.21	$ 6.93	$ 9.83	$ 10.00
Income from Investment Operations
Net investment income (loss)D	(.01)E	(.01)	(.01)	(.01)
Net realized and unrealized gain (loss)	.97	2.29	(2.89)	(.16)
Total from investment operations	.96	2.28	(2.90)	(.17)
Redemption fees added to paid in capitalD	-H	-H	-H	-
Net asset value, end of period	$ 10.17	$ 9.21	$ 6.93	$ 9.83
Total ReturnB,C	10.42%	32.90%	(29.50)%	(1.70)%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.30%	1.53%	1.43%	3.32%A
Expenses net of voluntary waivers, if any	1.20%	1.20%	1.20%	1.20%A
Expenses net of all reductions	1.13%	1.18%	1.18%	1.20%A
Net investment income (loss)	(.07)%E	(.15)%	(.12)%	(.42)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,453	$ 23,079	$ 18,902	$ 9,936
Portfolio turnover rate	274%	81%	245%	32%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (0.32)%.

F For the period November 15, 2001 (commencement of operations) to January 31, 2002.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2005	Past 1 year	Life of FundA
Fidelity Structured Mid Cap Growth	10.55%	5.15%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Structured Mid Cap Growth Fund on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

Fidelity Structured Mid Cap Growth Fund

Management's Discussion of Fund Performance

Comments from Bahaa Fam, Portfolio Manager of Fidelity® Structured Mid Cap Growth Fund

Stocks had a rough start to the first month of the new year, but most major equity benchmarks managed to cling to their gains for the one-year period ending January 31, 2005. Small-cap stocks outperformed large-caps for the sixth consecutive year, as the small-cap Russell 2000® Index gained 8.67%, compared to 6.23% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 13.93% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 12.53%, versus 0.95% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, much of that gain was wiped out by a weak first month of 2005, and the tech-heavy NASDAQ Composite® Index barely broke even, finishing with a modest 0.33% increase. Meanwhile, the blue-chips' proxy Dow Jones Industrial AverageSM gained 2.19%.

Fidelity Structured Mid Cap Growth Fund was up 10.55% during the year ending January 31, 2005, outperforming the 8.80% return for the Russell Midcap Growth Index and the 8.73% advance for the LipperSM Mid-Cap Funds Average. The fund's outperformance relative to its index was due primarily to stock picking in the health care and consumer discretionary sectors. Strong gains from some medical technology companies, such as drug discovery company Sepracor, helped the fund's health care holdings outperform those held by the index. Elsewhere, an overweighting in the strong-performing stocks of homebuilders Ryland Group, D.R. Horton and KB Home also worked out well, as all three of these stocks rallied nicely. On the downside, the fund was hurt by having positions in poor-performing technology hardware and equipment makers, such as liquid crystal display (LCD) maker Applied Films and broadband equipment provider Carrier Access. Other detractors included disk-drive producer Maxtor and nutritional supplement manufacturer NBTY, both of which had at least one disappointing quarterly earnings report during the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Structured Mid Cap Growth Fund

Investment Changes

Top Ten Stocks as of January 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Apple Computer, Inc.	2.0	0.3
D.R. Horton, Inc.	1.3	1.0
American Eagle Outfitters, Inc.	1.1	0.0
Lam Research Corp.	1.1	1.2
Activision, Inc.	1.1	0.2
Akamai Technologies, Inc.	1.0	1.2
Fisher Scientific International, Inc.	1.0	0.0
Carpenter Technology Corp.	1.0	0.4
NVR, Inc.	1.0	0.0
Synovus Financial Corp.	1.0	0.8
	11.6
Top Five Market Sectors as of January 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.8	24.2
Consumer Discretionary	22.0	22.0
Health Care	18.3	18.1
Industrials	12.2	12.9
Financials	8.2	8.3
Asset Allocation (% of fund's net assets)
As of January 31, 2005*		As of July 31, 2004**
	Stocks 98.1%		Stocks 98.3%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 1.7%
* Foreign investments	0.9%	** Foreign investments	2.5%

Annual Report

Fidelity Structured Mid Cap Growth Fund

Investments January 31, 2005

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 22.0%
Automobiles - 0.4%
Harley-Davidson, Inc.	5,800	$ 348,638
Hotels, Restaurants & Leisure - 4.7%
Caesars Entertainment, Inc. (a)	12,600	243,558
International Game Technology	13,800	431,940
Mandalay Resort Group	4,700	331,820
Marriott International, Inc. Class A	3,500	221,130
Monarch Casino & Resort, Inc. (a)	22,700	687,356
Penn National Gaming, Inc. (a)	11,500	754,285
Starbucks Corp. (a)	4,100	221,400
Station Casinos, Inc.	8,000	492,000
Yum! Brands, Inc.	6,300	292,005
		3,675,494
Household Durables - 4.8%
D.R. Horton, Inc.	24,400	970,632
Fortune Brands, Inc.	1,300	109,174
KB Home	6,600	717,090
NVR, Inc. (a)	980	775,425
Ryland Group, Inc.	11,400	739,518
Toll Brothers, Inc. (a)	5,400	421,578
		3,733,417
Internet & Catalog Retail - 0.5%
Coldwater Creek, Inc. (a)	13,000	354,640
Media - 4.0%
EchoStar Communications Corp. Class A	14,600	445,446
Getty Images, Inc. (a)	2,000	139,400
Interpublic Group of Companies, Inc. (a)	5,600	73,080
McGraw-Hill Companies, Inc.	4,800	434,400
Navarre Corp. (a)(d)	17,000	210,375
Omnicom Group, Inc.	7,900	670,631
R.H. Donnelley Corp. (a)	9,500	562,400
Univision Communications, Inc. Class A (a)	6,000	163,860
XM Satellite Radio Holdings, Inc. Class A (a)	13,400	427,594
		3,127,186
Multiline Retail - 1.2%
JCPenney Co., Inc.	9,000	384,480
Nordstrom, Inc.	11,200	540,400
		924,880
Specialty Retail - 5.2%
Abercrombie & Fitch Co. Class A	7,800	390,936
Aeropostale, Inc. (a)	19,200	533,568
American Eagle Outfitters, Inc.	17,400	883,920
Bed Bath & Beyond, Inc. (a)	12,600	507,654
Chico's FAS, Inc. (a)	5,200	273,936
Foot Locker, Inc.	7,500	201,900
Limited Brands, Inc.	2,074	49,154

	Shares	Value (Note 1)
Pacific Sunwear of California, Inc. (a)	18,700	$ 457,963
RadioShack Corp.	22,100	731,952
		4,030,983
Textiles, Apparel & Luxury Goods - 1.2%
Polo Ralph Lauren Corp. Class A	5,000	194,750
Timberland Co. Class A (a)	11,100	729,714
		924,464
TOTAL CONSUMER DISCRETIONARY		17,119,702
CONSUMER STAPLES - 3.4%
Food & Staples Retailing - 0.6%
Smart & Final, Inc. (a)	4,900	70,805
SUPERVALU, Inc.	7,600	240,236
Whole Foods Market, Inc.	1,300	116,246
		427,287
Food Products - 1.5%
Corn Products International, Inc.	13,400	393,424
Pilgrims Pride Corp. Class B	9,500	332,120
Smithfield Foods, Inc. (a)	14,000	423,780
		1,149,324
Personal Products - 1.3%
Avon Products, Inc.	10,900	460,198
Estee Lauder Companies, Inc. Class A	12,700	573,278
		1,033,476
TOTAL CONSUMER STAPLES		2,610,087
ENERGY - 4.6%
Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	11,200	484,960
BJ Services Co.	3,200	153,760
Lone Star Technologies, Inc. (a)	16,000	652,640
		1,291,360
Oil & Gas - 2.9%
Houston Exploration Co. (a)	9,500	514,995
Newfield Exploration Co. (a)	4,700	287,640
Sunoco, Inc.	8,400	734,916
Tesoro Petroleum Corp. (a)	22,100	703,664
		2,241,215
TOTAL ENERGY		3,532,575
FINANCIALS - 8.2%
Capital Markets - 2.0%
American Capital Strategies Ltd.	9,300	316,200
Franklin Resources, Inc.	6,300	427,518
Legg Mason, Inc.	3,150	243,275
Northern Trust Corp.	7,900	344,756
T. Rowe Price Group, Inc.	3,200	191,520
		1,523,269
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - 1.2%
Comerica, Inc.	3,200	$ 185,152
Synovus Financial Corp.	28,300	767,779
		952,931
Consumer Finance - 1.2%
Capital One Financial Corp.	6,900	540,132
MBNA Corp.	14,200	377,436
		917,568
Diversified Financial Services - 0.9%
Chicago Mercantile Exchange Holdings, Inc. Class A	1,500	321,750
Moody's Corp.	4,700	393,766
		715,516
Insurance - 0.8%
AMBAC Financial Group, Inc.	7,900	607,352
Real Estate - 1.1%
Catellus Development Corp.	4,400	118,008
Host Marriott Corp.	20,600	329,600
Jones Lang LaSalle, Inc. (a)	11,000	393,250
		840,858
Thrifts & Mortgage Finance - 1.0%
Countrywide Financial Corp.	14,300	529,100
Fremont General Corp.	5,100	124,899
MGIC Investment Corp.	1,600	102,240
New York Community Bancorp, Inc.	3,200	57,056
		813,295
TOTAL FINANCIALS		6,370,789
HEALTH CARE - 18.3%
Biotechnology - 2.9%
Biogen Idec, Inc. (a)	3,200	207,872
Cephalon, Inc. (a)	3,000	147,600
Genzyme Corp. - General Division (a)	8,000	465,680
Invitrogen Corp. (a)	6,300	432,873
MedImmune, Inc. (a)	4,400	104,082
Serologicals Corp. (a)	18,200	430,248
United Therapeutics Corp. (a)	10,700	456,569
		2,244,924
Health Care Equipment & Supplies - 6.3%
Bausch & Lomb, Inc.	8,400	612,276
Biomet, Inc.	4,400	186,912
C.R. Bard, Inc.	3,200	216,960
Cooper Companies, Inc.	3,300	253,110
Dade Behring Holdings, Inc. (a)	9,000	514,350
Fisher Scientific International, Inc. (a)	12,452	786,344
Kinetic Concepts, Inc.	8,400	546,000
ResMed, Inc. (a)	12,600	646,380
Respironics, Inc. (a)	3,200	185,280

	Shares	Value (Note 1)
St. Jude Medical, Inc. (a)	11,100	$ 436,008
Waters Corp. (a)	10,700	525,156
		4,908,776
Health Care Providers & Services - 5.8%
Aetna, Inc.	5,700	724,185
Beverly Enterprises, Inc. (a)	17,700	216,471
CIGNA Corp.	9,000	722,250
Coventry Health Care, Inc. (a)	12,100	688,490
IMS Health, Inc.	9,600	224,448
Lincare Holdings, Inc. (a)	3,500	145,250
Quest Diagnostics, Inc.	3,200	304,960
Sierra Health Services, Inc. (a)	12,600	692,118
UnitedHealth Group, Inc.	2,284	203,048
WellPoint, Inc. (a)	4,700	571,050
		4,492,270
Pharmaceuticals - 3.3%
Allergan, Inc.	6,600	501,270
Atherogenics, Inc. (a)(d)	17,900	332,045
Bone Care International, Inc. (a)	19,000	537,700
First Horizon Pharmaceutical Corp. (a)	17,700	316,476
Impax Laboratories, Inc. (a)	13,000	222,885
Mylan Laboratories, Inc.	7,700	128,051
Sepracor, Inc. (a)	9,500	543,210
		2,581,637
TOTAL HEALTH CARE		14,227,607
INDUSTRIALS - 12.2%
Aerospace & Defense - 0.4%
Hexcel Corp. (a)	20,700	304,911
Air Freight & Logistics - 0.6%
Expeditors International of Washington, Inc.	8,300	465,962
Building Products - 1.3%
American Standard Companies, Inc. (a)	12,900	516,516
USG Corp. (a)	16,500	529,650
		1,046,166
Commercial Services & Supplies - 5.5%
Avery Dennison Corp.	1,900	114,171
Copart, Inc. (a)	19,600	450,408
CoStar Group, Inc. (a)	8,000	343,600
Dun & Bradstreet Corp. (a)	9,300	540,330
H&R Block, Inc.	3,300	159,423
ITT Educational Services, Inc. (a)	2,900	142,448
Mine Safety Appliances Co.	7,600	372,096
Pitney Bowes, Inc.	2,800	125,272
Robert Half International, Inc.	11,100	336,774
Sothebys Holdings, Inc. Class A (ltd. vtg.) (a)	36,700	658,398
Teletech Holdings, Inc. (a)	44,700	474,714
The Brink's Co.	15,700	555,937
		4,273,571
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Electrical Equipment - 1.3%
Rockwell Automation, Inc.	9,800	$ 555,170
Thomas & Betts Corp. (a)	15,700	458,597
		1,013,767
Machinery - 1.3%
Cummins, Inc.	9,200	714,564
Terex Corp. (a)	7,500	322,875
		1,037,439
Road & Rail - 1.5%
J.B. Hunt Transport Services, Inc.	10,300	454,436
Swift Transportation Co., Inc. (a)	31,800	709,140
		1,163,576
Trading Companies & Distributors - 0.3%
Fastenal Co.	3,200	192,416
TOTAL INDUSTRIALS		9,497,808
INFORMATION TECHNOLOGY - 24.8%
Communications Equipment - 2.7%
Carrier Access Corp. (a)	56,400	416,232
Comverse Technology, Inc. (a)	17,400	388,890
Harris Corp.	4,100	265,557
Juniper Networks, Inc. (a)	12,200	306,586
Plantronics, Inc.	19,000	706,990
		2,084,255
Computers & Peripherals - 5.1%
Apple Computer, Inc. (a)	20,700	1,591,829
Brocade Communications Systems, Inc. (a)	11,100	68,820
Lexmark International, Inc. Class A (a)	7,100	591,785
NCR Corp. (a)	13,400	458,012
Network Appliance, Inc. (a)	11,100	353,424
QLogic Corp. (a)	4,800	183,744
Storage Technology Corp. (a)	22,000	692,780
		3,940,394
Electronic Equipment & Instruments - 1.0%
Amphenol Corp. Class A	6,600	259,578
Ingram Micro, Inc. Class A (a)	28,500	526,680
		786,258
Internet Software & Services - 2.7%
Akamai Technologies, Inc. (a)	62,600	820,060
InfoSpace, Inc. (a)	3,600	169,956
VeriSign, Inc. (a)	11,200	289,408
WebEx Communications, Inc. (a)	14,300	287,430
Websense, Inc. (a)	9,500	510,150
		2,077,004

	Shares	Value (Note 1)
IT Services - 2.0%
Affiliated Computer Services, Inc. Class A (a)	12,600	$ 682,794
Cognizant Technology Solutions Corp. Class A (a)	6,300	238,770
DST Systems, Inc. (a)	9,400	455,712
SunGard Data Systems, Inc. (a)	6,300	169,407
		1,546,683
Office Electronics - 0.8%
Xerox Corp. (a)	41,100	652,668
Semiconductors & Semiconductor Equipment - 6.1%
Altera Corp. (a)	16,800	322,560
Analog Devices, Inc.	11,100	398,379
Broadcom Corp. Class A (a)	15,800	502,914
Cree, Inc. (a)	8,800	211,464
FormFactor, Inc. (a)	1,100	25,047
KLA-Tencor Corp. (a)	9,000	416,250
Lam Research Corp. (a)	31,500	842,940
Linear Technology Corp.	4,700	177,378
Marvell Technology Group Ltd. (a)	21,600	722,520
Microchip Technology, Inc.	7,200	187,560
National Semiconductor Corp.	21,600	365,688
Sigmatel, Inc. (a)	2,700	106,407
Silicon Laboratories, Inc. (a)	900	30,690
Teradyne, Inc. (a)	5,200	72,956
Trident Microsystems, Inc. (a)	22,400	403,200
		4,785,953
Software - 4.4%
Activision, Inc. (a)	36,400	822,640
Adobe Systems, Inc.	9,900	563,310
Autodesk, Inc.	14,200	417,054
Intuit, Inc. (a)	4,800	187,200
Macrovision Corp. (a)	13,300	310,289
Parametric Technology Corp. (a)	115,600	658,920
THQ, Inc. (a)	20,600	458,350
		3,417,763
TOTAL INFORMATION TECHNOLOGY		19,290,978
MATERIALS - 2.7%
Chemicals - 0.5%
Terra Industries, Inc. (a)(d)	48,600	391,230
Metals & Mining - 2.2%
Carpenter Technology Corp.	12,700	778,002
Metal Management, Inc.	12,600	339,444
Nucor Corp.	6,300	353,808
Phelps Dodge Corp.	2,000	192,600
		1,663,854
TOTAL MATERIALS		2,055,084
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.4%
Commonwealth Telephone Enterprises, Inc. (a)	6,300	$ 301,392
Wireless Telecommunication Services - 0.8%
Nextel Partners, Inc. Class A (a)	18,500	367,965
Western Wireless Corp. Class A (a)	7,600	287,128
		655,093
TOTAL TELECOMMUNICATION SERVICES		956,485
UTILITIES - 0.7%
Multi-Utilities & Unregulated Power - 0.7%
AES Corp. (a)	36,600	514,230
TOTAL COMMON STOCKS (Cost $66,204,023)		76,175,345
Money Market Funds - 2.6%

Fidelity Cash Central Fund, 2.31% (b)	1,508,138	1,508,138
Fidelity Securities Lending Cash Central Fund, 2.29% (b)(c)	522,275	522,275
TOTAL MONEY MARKET FUNDS (Cost $2,030,413)		2,030,413
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $68,234,436)	78,205,758
NET OTHER ASSETS - (0.7)%	(547,506)
NET ASSETS - 100%	$ 77,658,252
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

January 31, 2005

Assets
Investment in securities, at value (including securities loaned of $502,613) (cost $68,234,436) - See accompanying schedule		$ 78,205,758
Receivable for investments sold		66,051
Receivable for fund shares sold		262,625
Dividends receivable		7,120
Interest receivable		5,687
Prepaid expenses		201
Other receivables		5,712
Total assets		78,553,154

Liabilities
Payable for investments purchased	$ 191,933
Payable for fund shares redeemed	75,743
Accrued management fee	32,643
Other affiliated payables	21,908
Other payables and accrued expenses	50,400
Collateral on securities loaned, at value	522,275
Total liabilities		894,902

Net Assets		$ 77,658,252
Net Assets consist of:
Paid in capital		$ 66,633,242
Accumulated undistributed net realized gain (loss) on investments		1,053,688
Net unrealized appreciation (depreciation) on investments		9,971,322
Net Assets, for 6,703,817 shares outstanding		$ 77,658,252
Net Asset Value, offering price and redemption price per share ($77,658,252 ÷ 6,703,817 shares)		$ 11.58

Statement of Operations

Year ended January 31, 2005

Investment Income
Dividends		$ 310,376
Special Dividends		81,844
Interest		26,060
Security lending		1,661
Total income		419,941

Expenses
Management fee Basic fee	$ 354,558
Performance adjustment	(43,461)
Transfer agent fees	202,892
Accounting and security lending fees	29,913
Non-interested trustees' compensation	325
Custodian fees and expenses	11,541
Registration fees	22,466
Audit	43,171
Legal	433
Miscellaneous	8,510
Total expenses before reductions	630,348
Expense reductions	(19,596)	610,752
Net investment income (loss)		(190,811)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		4,435,142
Change in net unrealized appreciation (depreciation) on investment securities		2,613,824
Net gain (loss)		7,048,966
Net increase (decrease) in net assets resulting from operations		$ 6,858,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2005	Year ended January 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (190,811)	$ (258,119)
Net realized gain (loss)	4,435,142	2,105,090
Change in net unrealized appreciation (depreciation)	2,613,824	9,851,907
Net increase (decrease) in net assets resulting from operations	6,858,155	11,698,878
Distributions to shareholders from net realized gain	(1,079,181)	-
Share transactions Proceeds from sales of shares	37,665,081	51,891,616
Reinvestment of distributions	1,040,369	-
Cost of shares redeemed	(27,492,890)	(19,607,927)
Net increase (decrease) in net assets resulting from share transactions	11,212,560	32,283,689
Redemption fees	6,749	8,407
Total increase (decrease) in net assets	16,998,283	43,990,974

Net Assets
Beginning of period	60,659,969	16,668,995
End of period	$ 77,658,252	$ 60,659,969
Other Information Shares
Sold	3,481,582	5,449,353
Issued in reinvestment of distributions	90,703	-
Redeemed	(2,576,804)	(2,018,603)
Net increase (decrease)	995,481	3,430,750

Financial Highlights

Years ended January 31,	2005	2004	2003	2002F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.63	$ 7.32	$ 10.20	$ 10.00
Income from Investment Operations
Net investment income (loss)D	(.03)E	(.07)	(.07)	(.02)
Net realized and unrealized gain (loss)	1.15	3.38	(2.81)	.22
Total from investment operations	1.12	3.31	(2.88)	.20
Distributions from net realized gain	(.17)	-	-	-
Redemption fees added to paid in capitalD	-H	-H	-H	-
Net asset value, end of period	$ 11.58	$ 10.63	$ 7.32	$ 10.20
Total ReturnB,C	10.55%	45.22%	(28.24)%	2.00%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.02%	1.25%	1.78%	2.40%A
Expenses net of voluntary waivers, if any	1.02%	1.20%	1.20%	1.20%A
Expenses net of all reductions	.99%	1.16%	1.17%	1.20%A
Net investment income (loss)	(.31)%E	(.77)%	(.89)%	(.86)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 77,658	$ 60,660	$ 16,669	$ 18,501
Portfolio turnover rate	220%	94%	181%	94%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (0.44)%.

F For the period November 15, 2001 (commencement of operations) to January 31, 2002.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2005

1. Significant Accounting Policies.

Fidelity Structured Large Cap Value Fund, Fidelity Structured Mid Cap Value Fund, Fidelity Structured Large Cap Growth Fund and Fidelity Structured Mid Cap Growth Fund (the funds) are funds of Fidelity Devonshire Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Fidelity Structured Large Cap Value Fund	$ 168,349,934	$ 11,521,505	$ (2,428,828)	$ 9,092,677
Fidelity Structured Mid Cap Value Fund	139,888,752	16,911,707	(1,965,974)	14,945,733
Fidelity Structured Large Cap Growth Fund	44,846,578	5,785,493	(766,413)	5,019,080
Fidelity Structured Mid Cap Growth Fund	68,445,634	10,967,722	(1,207,598)	9,760,124
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Fidelity Structured Large Cap Value Fund	$ 1,027,604	$ 246,420	$ -
Fidelity Structured Mid Cap Value Fund	1,035,364	2,273,692	-
Fidelity Structured Large Cap Growth Fund	-	-	(357,066)
Fidelity Structured Mid Cap Growth Fund	608,921	520,384	-

The tax character of distributions paid was as follows:

January 31, 2005
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Structured Large Cap Value Fund	$ 446,024	$ 981,252	$ 1,427,276
Fidelity Structured Mid Cap Value Fund	363,688	2,909,505	3,273,193
Fidelity Structured Mid Cap Growth Fund	-	1,079,181	1,079,181
January 31, 2004
	Ordinary Income
Fidelity Structured Large Cap Value Fund	$ 194,730
Fidelity Structured Mid Cap Value Fund	251,617

Short-Term Trading (Redemption) Fees. Shares held in the funds less than 30 days are subject to a redemption fee equal to 0.75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the funds and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Structured Large Cap Value Fund	259,463,971	119,034,289
Fidelity Structured Mid Cap Value Fund	232,615,902	190,767,207
Fidelity Structured Large Cap Growth Fund	110,567,393	88,891,814
Fidelity Structured Mid Cap Growth Fund	143,666,847	134,348,288

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for the funds is subject to a performance adjustment (up to a maximum ±.20% of each applicable fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each fund's relative investment performance as compared to an appropriate benchmark index. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Fidelity Structured Large Cap Value Fund	.30%	.27%	.54%
Fidelity Structured Mid Cap Value Fund	.30%	.27%	.47%
Fidelity Structured Large Cap Growth Fund	.30%	.27%	.56%
Fidelity Structured Mid Cap Growth Fund	.30%	.27%	.50%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Structured Large Cap Value Fund	.30%
Fidelity Structured Mid Cap Value Fund	.30%
Fidelity Structured Large Cap Growth Fund	.41%
Fidelity Structured Mid Cap Growth Fund	.33%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Fidelity Structured Large Cap Value Fund	$ 23,721
Fidelity Structured Mid Cap Value Fund	20,425
Fidelity Structured Large Cap Growth Fund	23,783
Fidelity Structured Mid Cap Growth Fund	26,013

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Structured Large Cap Value Fund	$ 1,397
Fidelity Structured Mid Cap Value Fund	3,769
Fidelity Structured Large Cap Growth Fund	7,788
Fidelity Structured Mid Cap Growth Fund	14,135

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse Structured Large Cap Growth Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement. Effective February 1, 2005, the expense limitation will be changed to 1.00%.

	Expense Limitations	Reimbursement from adviser

Fidelity Structured Large Cap Growth Fund	1.20%	$ 35,049

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction

Fidelity Structured Large Cap Value Fund	$ 11,802	$ 147	$ -
Fidelity Structured Mid Cap Value Fund	8,800	300	73
Fidelity Structured Large Cap Growth Fund	22,652	42	-
Fidelity Structured Mid Cap Growth Fund	19,533	-	63

8. Other.

The funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Structured Large Cap Value Fund, Fidelity Structured Mid Cap Value Fund, Fidelity Structured Large Cap Growth Fund and Fidelity Structured Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Structured Large Cap Value Fund, Fidelity Structured Mid Cap Value Fund, Fidelity Structured Large Cap Growth Fund and Fidelity Structured Mid Cap Growth Fund (funds of Fidelity Devonshire Trust) at January 31, 2005, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Devonshire Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 15, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 244 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Structured Large Cap Growth (2001), Structured Large Cap Value (2001), Structured Mid Cap Growth (2001), and Structured Mid Cap Value (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment:2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Devonshire Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of Structured Large Cap Growth, Structured Large Cap Value, Structured Mid Cap Growth, and Structured Mid Cap Value. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Bahaa Fam (47)

Year of Election or Appointment: 2004

Vice President of Structured Large Cap Growth and Structured Mid Cap Growth. Prior to assuming his current responsibilities, Mr. Fam worked as a quantitative equity analyst, director, and manager. Mr. Fam also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 2001

Secretary of Structured Large Cap Growth, Structured Large Cap Value, Structured Mid Cap Growth, and Structured Mid Cap Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Structured Large Cap Growth, Structured Large Cap Value, Structured Mid Cap Growth, and Structured Mid Cap Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Structured Large Cap Growth, Structured Large Cap Value, Structured Mid Cap Growth, and Structured Mid Cap Value. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Structured Large Cap Growth, Structured Large Cap Value, Structured Mid Cap Growth, and Structured Mid Cap Value. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Structured Large Cap Growth, Structured Large Cap Value, Structured Mid Cap Growth, and Structured Mid Cap Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Structured Large Cap Growth, Structured Large Cap Value, Structured Mid Cap Growth, and Structured Mid Cap Value. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (43)

Year of Election or Appointment: 2005

Deputy Treasurer of Structured Large Cap Growth, Structured Large Cap Value, Structured Mid Cap Growth, and Structured Mid Cap Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Structured Large Cap Growth, Structured Large Cap Value, Structured Mid Cap Growth, and Structured Mid Cap Value. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 2001

Assistant Treasurer of Structured Large Cap Growth, Structured Large Cap Value, Structured Mid Cap Growth, and Structured Mid Cap Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Structured Large Cap Growth, Structured Large Cap Value, Structured Mid Cap Growth, and Structured Mid Cap Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Structured Large Cap Growth, Structured Large Cap Value, Structured Mid Cap Growth, and Structured Mid Cap Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Structured Large Cap Growth, Structured Large Cap Value, Structured Mid Cap Growth, and Structured Mid Cap Value. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Structured Large Cap Value Fund	3/7/05	3/4/05	$.01	$.075
Fidelity Structured Mid Cap Value Fund	3/7/05	3/4/05	$.015	$.255
Fidelity Structured Mid Cap Growth Fund	3/7/05	3/4/05	-	$.15

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year indicated or for dividends for the taxable year ended 2005, if subsequently determined to be different, the net capital gain of such year; and for dividends for the taxable year ended 2004, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

	January 31, 2005	January 31, 2004
Fidelity Structured Large Cap Value Fund	$1,227,672	$0
Fidelity Structured Mid Cap Value Fund	$5,183,199	$0
Fidelity Structured Mid Cap Growth Fund	$1,599,565	$0

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fidelity Structured Large Cap Value Fund	100%
Fidelity Structured Mid Cap Value Fund	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Structured Large Cap Value Fund	100%
Fidelity Structured Mid Cap Value Fund	100%

The funds will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 19, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	11,550,595,231.29	69.830
Against	3,841,827,895.20	23.228
Abstain	615,522,253.58	3.720
Broker Non-Votes	532,958,738.78	3.222
TOTAL	16,540,904,118.85	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
Laura B. Cronin
Affirmative	14,957,948,280.71	90.430
Withheld	1,582,955,838.14	9.570
TOTAL	16,540,904,118.85	100.000
Dennis J. Dirks
Affirmative	15,778,688,684.00	95.392
Withheld	762,215,434.85	4.608
TOTAL	16,540,904,118.85	100.000
Robert M. Gates
Affirmative	15,764,107,347.50	95.304
Withheld	776,796,771.35	4.696
TOTAL	16,540,904,118.85	100.000
George H. Heilmeier
Affirmative	15,769,281,323.97	95.335
Withheld	771,622,794.88	4.665
TOTAL	16,540,904,118.85	100.000
Abigail P. Johnson
Affirmative	15,701,539,421.76	94.926
Withheld	839,364,697.09	5.074
TOTAL	16,540,904,118.85	100.000
Edward C. Johnson 3d
Affirmative	15,663,625,931.77	94.696
Withheld	877,278,187.08	5.304
TOTAL	16,540,904,118.85	100.000
Marie L. Knowles
Affirmative	15,783,392,435.07	95.420
Withheld	757,511,683.78	4.580
TOTAL	16,540,904,118.85	100.000
Ned C. Lautenbach
Affirmative	15,794,440,665.40	95.487
Withheld	746,463,453.45	4.513
TOTAL	16,540,904,118.85	100.000
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	15,745,452,001.44	95.191
Withheld	795,452,117.41	4.809
TOTAL	16,540,904,118.85	100.000
William O. McCoy
Affirmative	15,748,534,997.59	95.210
Withheld	792,369,121.26	4.790
TOTAL	16,540,904,118.85	100.000
Robert L. Reynolds
Affirmative	15,770,708,187.55	95.344
Withheld	770,195,931.30	4.656
TOTAL	16,540,904,118.85	100.000
Cornelia M. Small
Affirmative	15,760,656,761.74	95.283
Withheld	780,247,357.11	4.717
TOTAL	16,540,904,118.85	100.000
William S. Stavropoulos
Affirmative	15,766,395,308.66	95.318
Withheld	774,508,810.19	4.682
TOTAL	16,540,904,118.85	100.000
Kenneth L. Wolfe
Affirmative	15,764,518,044.72	95.306
Withheld	776,386,074.13	4.694
TOTAL	16,540,904,118.85	100.000
A Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

LMC-UANN-0305
1.789259.101

Fidelity®

Equity-Income

Fund

Annual Report

January 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	8	A summary of major shifts in the fund's investments over the past six months.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	22	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	26	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	32
Trustees and Officers	33
Distributions	43
Proxy Voting Results	44

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2005	Past 1 year	Past 5 years	Past 10 years
Fidelity® Equity-Income Fund	7.51%	4.82%	11.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund on January 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Stephen Petersen, Portfolio Manager of Fidelity® Equity-Income Fund

Stocks had a rough start to the first month of the new year, but most major equity benchmarks managed to cling to their gains for the one-year period ending January 31, 2005. Small-cap stocks outperformed large-caps for the sixth consecutive year, as the small-cap Russell 2000® Index gained 8.67%, compared to 6.23% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 13.93% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 12.53%, versus 0.95% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, much of that gain was wiped out by a weak first month of 2005, and the tech-heavy NASDAQ Composite® Index barely broke even, finishing with a modest 0.33% increase. Meanwhile, the blue-chips' proxy Dow Jones Industrial AverageSM gained 2.19%.

For the 12 months ending January 31, 2005, the fund was up 7.51%, underperforming the 9.17% return of the LipperSM Equity Income Objective Funds Average and the Russell 3000 Value Index. Mid- and small-cap stocks continued to outperform large-caps, which are the fund's primary focus along with out-of-favor stocks. As a result, the fund did not keep pace with the Russell index, which includes more stocks of all market capitalizations. Additionally, the index had a greater concentration than the fund in certain areas of the market that did very well, including financials, energy and cyclicals. As for performance versus the peer group average, the fund likely took more-aggressive positions in certain stocks than many competitors in the Lipper universe, which hurt. Energy stocks continued to do well as crude oil prices remained high, demand grew and excess supply evaporated, helping France's Total SA. Regional electric utility TXU Corp. benefited from restructuring efforts, prompting growing investor interest in its stock. By contrast, Fannie Mae continued to be plagued by accusations of overstating its earnings, forcing it to raise capital to meet new accounting guidelines. Maytag, which owns vacuum maker Hoover, suffered from increased competition from lower-priced entrants into this market.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2004 to January 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value August 1, 2004	Ending Account Value January 31, 2005	Expenses Paid During Period* August 1, 2004 to January 31, 2005
Actual	$ 1,000.00	$ 1,079.10	$ 3.66
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.62	$ 3.56

*Expenses are equal to the Fund's annualized expense ratio of .70%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of January 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.2	3.1
Bank of America Corp.	3.2	3.1
Citigroup, Inc.	2.9	2.6
American International Group, Inc.	2.6	2.7
J.P. Morgan Chase & Co.	2.3	2.6
Total SA	2.2	2.3
Fannie Mae	1.6	2.0
SBC Communications, Inc.	1.5	1.7
Wachovia Corp.	1.5	1.2
Verizon Communications, Inc.	1.4	1.6
	22.4
Top Five Market Sectors as of January 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.3	30.4
Industrials	11.8	12.4
Consumer Discretionary	11.3	10.7
Energy	11.2	11.4
Information Technology	7.6	5.9
Asset Allocation (% of fund's net assets)
As of January 31, 2005 *		As of July 31, 2004 **
	Stocks 97.5%		Stocks 97.5%
	Bonds 0.1%		Bonds 0.0%
	Convertible Securities 1.7%		Convertible Securities 1.9%
	Short-Term Investments and Net Other Assets 0.7%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	11.1%	** Foreign investments	11.6%

Annual Report

Investments January 31, 2005

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.7%
Auto Components - 0.1%
TRW Automotive Holdings Corp.	1,373,650	$ 27,336
Automobiles - 0.3%
Toyota Motor Corp. ADR	1,075,800	84,117
Hotels, Restaurants & Leisure - 1.1%
Caesars Entertainment, Inc. (a)	4,495,700	86,902
McDonald's Corp.	5,885,200	190,622
Wendy's International, Inc.	297,600	11,672
		289,196
Household Durables - 1.0%
Koninklijke Philips Electronics NV (NY Shares)	1,391,200	36,282
LG Electronics, Inc.	99,680	6,856
Maytag Corp.	3,795,920	59,634
Newell Rubbermaid, Inc.	6,125,500	131,821
The Stanley Works	298,700	14,206
		248,799
Leisure Equipment & Products - 0.3%
Eastman Kodak Co.	1,946,800	64,420
Media - 6.1%
Clear Channel Communications, Inc.	6,594,000	213,843
Comcast Corp. Class A (a)	6,506,837	209,455
Fox Entertainment Group, Inc. Class A (a)	1,342,100	45,162
Knight-Ridder, Inc.	500,000	32,555
Liberty Media Corp. Class A (a)	8,932,256	93,253
Liberty Media International, Inc. Class A (a)	1,226,519	55,537
The Reader's Digest Association, Inc. (non-vtg.)	3,962,729	63,879
Time Warner, Inc. (a)	16,207,590	291,737
Viacom, Inc. Class B (non-vtg.)	8,672,519	323,832
Vivendi Universal SA sponsored ADR (a)	2,074,600	65,640
Walt Disney Co.	6,342,210	181,577
		1,576,470
Multiline Retail - 0.7%
Big Lots, Inc. (a)	5,308,200	59,770
Dollar Tree Stores, Inc. (a)	1,841,400	50,141
Family Dollar Stores, Inc.	1,647,600	55,112
Sears, Roebuck & Co.	498,000	25,025
		190,048
Specialty Retail - 0.9%
AnnTaylor Stores Corp. (a)	2,594,300	55,752
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Gap, Inc.	2,912,400	$ 64,102
Tiffany & Co., Inc.	1,198,000	37,653
Toys 'R' Us, Inc. (a)	2,939,200	63,046
		220,553
Textiles, Apparel & Luxury Goods - 0.2%
Liz Claiborne, Inc.	1,423,000	59,681
TOTAL CONSUMER DISCRETIONARY		2,760,620
CONSUMER STAPLES - 6.5%
Beverages - 0.7%
Anheuser-Busch Companies, Inc.	3,701,300	182,030
Food & Staples Retailing - 1.2%
Albertsons, Inc.	1,653,100	37,823
CVS Corp.	2,048,900	94,967
Wal-Mart Stores, Inc.	3,298,300	172,831
		305,621
Food Products - 0.9%
General Mills, Inc.	645,600	34,210
H.J. Heinz Co.	637,980	24,122
Kraft Foods, Inc. Class A	2,128,500	72,326
Sara Lee Corp.	800,400	18,793
Unilever PLC sponsored ADR	2,348,300	89,940
		239,391
Household Products - 2.2%
Colgate-Palmolive Co.	5,622,000	295,380
Kimberly-Clark Corp.	2,684,200	175,842
Procter & Gamble Co.	1,607,600	85,573
		556,795
Personal Products - 0.6%
Gillette Co.	3,149,900	159,763
Tobacco - 0.9%
Altria Group, Inc.	3,525,800	225,052
TOTAL CONSUMER STAPLES		1,668,652
ENERGY - 11.2%
Energy Equipment & Services - 2.5%
Baker Hughes, Inc.	3,170,300	137,274
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
BJ Services Co.	1,238,255	$ 59,498
Halliburton Co.	1,628,500	66,980
Noble Corp.	1,888,580	100,756
Schlumberger Ltd. (NY Shares)	4,087,300	278,100
		642,608
Oil & Gas - 8.7%
Apache Corp.	1,453,610	79,105
Ashland, Inc.	177,700	10,907
BP PLC sponsored ADR	5,687,204	339,071
ChevronTexaco Corp.	5,836,682	317,516
Exxon Mobil Corp.	16,095,474	830,523
Royal Dutch Petroleum Co. (NY Shares) (d)	1,532,500	89,605
Total SA:
Series B	749,343	161,184
sponsored ADR	3,821,703	411,024
		2,238,935
TOTAL ENERGY		2,881,543
FINANCIALS - 28.7%
Capital Markets - 4.7%
Bank of New York Co., Inc.	7,310,334	217,190
Charles Schwab Corp.	13,124,700	147,522
Credit Suisse Group sponsored ADR	1,125,600	45,395
Janus Capital Group, Inc.	5,294,300	78,514
LaBranche & Co., Inc. (a)	1,167,500	11,652
Mellon Financial Corp.	3,945,000	115,786
Merrill Lynch & Co., Inc.	3,788,500	227,575
Morgan Stanley	4,836,360	270,643
Nomura Holdings, Inc.	4,203,000	55,606
State Street Corp.	890,800	39,917
		1,209,800
Commercial Banks - 7.3%
Bank of America Corp.	17,598,816	816,057
Comerica, Inc.	1,644,739	95,165
Lloyds TSB Group PLC	5,140,501	48,045
Royal Bank of Scotland Group PLC	1,435,009	47,594
State Bank of India	1,013,632	16,302
Sumitomo Mitsui Financial Group, Inc.	3,002	21,032
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp, Delaware	4,457,702	$ 133,954
Wachovia Corp.	6,902,952	378,627
Wells Fargo & Co.	5,121,268	313,934
		1,870,710
Consumer Finance - 1.2%
American Express Co.	3,300,000	176,055
MBNA Corp.	2,996,800	79,655
MoneyGram International, Inc.	2,122,209	41,171
		296,881
Diversified Financial Services - 5.5%
CIT Group, Inc.	2,193,500	88,552
Citigroup, Inc.	15,108,385	741,066
J.P. Morgan Chase & Co.	15,871,649	592,489
		1,422,107
Insurance - 7.4%
ACE Ltd.	5,066,727	219,896
Allianz AG sponsored ADR	2,574,300	30,531
Allstate Corp.	4,615,600	232,811
American International Group, Inc.	10,162,457	673,669
Assurant, Inc.	234,200	7,619
Conseco, Inc. (a)	2,943,600	56,076
Fondiaria-Sai Spa (d)	515,963	13,141
Genworth Financial, Inc. Class A	2,497,100	66,248
Hartford Financial Services Group, Inc.	2,534,400	170,540
Marsh & McLennan Companies, Inc.	1,837,400	59,716
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	192,625	22,011
Old Republic International Corp.	1,191,500	27,643
St. Paul Travelers Companies, Inc.	5,837,290	219,132
The Chubb Corp.	725,400	54,028
XL Capital Ltd. Class A	549,380	41,083
		1,894,144
Real Estate - 0.0%
CarrAmerica Realty Corp.	436,800	13,257
Thrifts & Mortgage Finance - 2.6%
Fannie Mae	6,630,200	428,178
Freddie Mac	1,602,900	104,653
Housing Development Finance Corp. Ltd.	2,557,300	45,591
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
MGIC Investment Corp.	447,600	$ 28,602
Sovereign Bancorp, Inc.	3,178,500	72,279
		679,303
TOTAL FINANCIALS		7,386,202
HEALTH CARE - 7.3%
Health Care Equipment & Supplies - 1.1%
Baxter International, Inc.	7,224,000	243,882
Thermo Electron Corp. (a)	1,259,260	37,702
		281,584
Health Care Providers & Services - 1.3%
Cardinal Health, Inc.	1,643,500	92,562
HCA, Inc.	765,200	34,067
McKesson Corp.	3,027,400	104,415
Tenet Healthcare Corp. (a)	4,907,900	48,735
UnitedHealth Group, Inc.	625,300	55,589
		335,368
Pharmaceuticals - 4.9%
Abbott Laboratories	1,920,100	86,443
Bristol-Myers Squibb Co.	5,692,500	133,432
GlaxoSmithKline PLC sponsored ADR	982,900	43,808
Johnson & Johnson	4,765,700	308,341
Merck & Co., Inc.	6,082,400	170,611
Pfizer, Inc.	8,443,900	204,005
Schering-Plough Corp.	8,561,600	158,903
Wyeth	3,980,600	157,751
		1,263,294
TOTAL HEALTH CARE		1,880,246
INDUSTRIALS - 11.6%
Aerospace & Defense - 3.3%
EADS NV	3,468,969	106,028
Honeywell International, Inc.	6,814,550	245,188
Lockheed Martin Corp.	3,264,600	188,727
Northrop Grumman Corp.	2,052,940	106,507
Raytheon Co.	673,106	25,174
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	2,011,300	$ 101,772
United Technologies Corp.	859,280	86,512
		859,908
Air Freight & Logistics - 0.1%
Ryder System, Inc.	287,500	13,096
Airlines - 0.2%
Southwest Airlines Co.	3,659,200	52,985
Commercial Services & Supplies - 0.3%
Waste Management, Inc.	2,929,400	84,953
Construction & Engineering - 0.2%
Fluor Corp.	826,300	44,240
Electrical Equipment - 0.3%
Emerson Electric Co.	1,245,600	83,754
Industrial Conglomerates - 3.7%
3M Co.	744,600	62,814
General Electric Co.	9,914,700	358,218
Hutchison Whampoa Ltd.	3,390,000	30,858
Siemens AG sponsored ADR	564,400	44,819
Textron, Inc.	1,570,500	113,045
Tyco International Ltd.	9,717,940	351,206
		960,960
Machinery - 2.5%
Caterpillar, Inc.	1,172,200	104,443
Deere & Co.	443,900	30,820
Dover Corp.	1,952,600	74,785
Eaton Corp.	396,700	26,972
Illinois Tool Works, Inc.	406,400	35,349
Ingersoll-Rand Co. Ltd. Class A	2,235,246	166,258
Navistar International Corp. (a)	1,161,400	45,202
SPX Corp.	3,583,700	150,157
		633,986
Road & Rail - 1.0%
Burlington Northern Santa Fe Corp.	2,785,200	134,191
Union Pacific Corp.	1,856,700	110,659
		244,850
TOTAL INDUSTRIALS		2,978,732
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 7.4%
Communications Equipment - 0.9%
Cisco Systems, Inc. (a)	1,699,100	$ 30,652
Lucent Technologies, Inc. (a)	10,924,000	35,612
Lucent Technologies, Inc. warrants 12/10/07 (a)	17,513	20
Motorola, Inc.	8,183,970	128,816
Nokia Corp. sponsored ADR	2,712,100	41,441
		236,541
Computers & Peripherals - 1.8%
Hewlett-Packard Co.	8,898,561	174,323
International Business Machines Corp.	2,001,700	186,999
Storage Technology Corp. (a)	1,628,700	51,288
Sun Microsystems, Inc. (a)	9,038,400	39,407
		452,017
Electronic Equipment & Instruments - 0.9%
Agilent Technologies, Inc. (a)	2,398,500	53,031
Arrow Electronics, Inc. (a)	1,925,500	45,461
Avnet, Inc. (a)	3,641,100	65,249
Solectron Corp. (a)	12,686,900	63,054
		226,795
IT Services - 0.2%
Ceridian Corp. (a)	2,563,800	45,379
Office Electronics - 0.3%
Xerox Corp. (a)	4,253,600	67,547
Semiconductors & Semiconductor Equipment - 2.3%
Analog Devices, Inc.	2,892,300	103,805
Applied Materials, Inc. (a)	4,200,300	66,785
Freescale Semiconductor, Inc. Class B (a)	3,554,733	62,101
Intel Corp.	8,570,700	192,412
Micron Technology, Inc. (a)	4,199,700	43,719
National Semiconductor Corp.	1,840,600	31,161
Rohm Co. Ltd.	335,400	30,522
Samsung Electronics Co. Ltd.	129,290	62,346
Teradyne, Inc. (a)	794,600	11,148
		603,999
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - 1.0%
Microsoft Corp.	8,635,800	$ 226,949
Symantec Corp. (a)	1,199,300	28,004
		254,953
TOTAL INFORMATION TECHNOLOGY		1,887,231
MATERIALS - 6.1%
Chemicals - 2.8%
Air Products & Chemicals, Inc.	950,500	55,994
Albemarle Corp.	448,900	15,761
Arch Chemicals, Inc.	915,450	25,211
Celanese Corp. Class A	1,481,100	23,890
Dow Chemical Co.	4,704,500	233,814
Eastman Chemical Co.	1,076,200	58,276
Great Lakes Chemical Corp.	1,470,200	38,887
Lubrizol Corp.	493,100	17,766
Lyondell Chemical Co.	5,099,081	150,015
Olin Corp.	1,344,600	29,944
PolyOne Corp. (a)	3,062,200	26,488
Praxair, Inc.	1,250,360	53,953
		729,999
Containers & Packaging - 0.4%
Amcor Ltd.	2,748,600	15,119
Smurfit-Stone Container Corp. (a)	5,749,421	86,471
		101,590
Metals & Mining - 1.7%
Alcan, Inc.	2,195,200	87,539
Alcoa, Inc.	6,106,376	180,199
Freeport-McMoRan Copper & Gold, Inc. Class B	1,866,830	68,718
Novelis, Inc.	439,040	9,789
Phelps Dodge Corp.	923,600	88,943
		435,188
Paper & Forest Products - 1.2%
Bowater, Inc.	883,800	33,584
Georgia-Pacific Corp.	3,108,090	99,770
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - continued
International Paper Co.	2,310,300	$ 90,448
Weyerhaeuser Co.	1,325,500	82,711
		306,513
TOTAL MATERIALS		1,573,290
TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 4.6%
BellSouth Corp.	12,261,201	321,734
Qwest Communications International, Inc. (a)	9,665,300	40,594
SBC Communications, Inc.	16,553,544	393,312
Sprint Corp.	2,664,600	63,497
Verizon Communications, Inc.	10,103,644	359,589
		1,178,726
Wireless Telecommunication Services - 0.5%
Crown Castle International Corp. (a)	2,111,000	34,620
KDDI Corp.	6,845	34,943
Vodafone Group PLC sponsored ADR	2,700,200	70,151
		139,714
TOTAL TELECOMMUNICATION SERVICES		1,318,440
UTILITIES - 2.9%
Electric Utilities - 1.6%
Entergy Corp.	1,773,300	123,280
FirstEnergy Corp.	995,700	39,589
PG&E Corp. (a)	904,200	31,647
TXU Corp.	1,328,761	91,950
Wisconsin Energy Corp.	3,245,900	110,945
		397,411
Gas Utilities - 0.0%
AGL Resources, Inc.	205,700	7,128
Multi-Utilities & Unregulated Power - 1.3%
Dominion Resources, Inc.	2,848,100	197,601
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
NorthWestern Energy Corp. (a)	476,800	$ 13,522
Public Service Enterprise Group, Inc.	2,394,900	126,331
		337,454
TOTAL UTILITIES		741,993
TOTAL COMMON STOCKS (Cost $19,306,538)		25,076,949
Convertible Preferred Stocks - 1.0%

CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.1%
General Motors Corp.:
Series B, 5.25%	863,700	19,088
Series C, 6.25%	577,800	14,532
		33,620
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. 7.25% PIERS	821,600	17,747
Media - 0.0%
J.N. Taylor Holdings Ltd. 9.5% (a)	956,400	0
TOTAL CONSUMER DISCRETIONARY		51,367
FINANCIALS - 0.5%
Capital Markets - 0.1%
State Street Corp. 6.75%	56,800	11,607
Consumer Finance - 0.2%
Ford Motor Co. Capital Trust II 6.50%	976,600	48,779
Insurance - 0.2%
Conseco, Inc. Series B, 5.50%	323,900	8,123
The Chubb Corp.:
7.00%	363,600	10,263
Series B, 7.00%	274,000	7,842
Travelers Property Casualty Corp. 4.50%	500,000	11,497
XL Capital Ltd. 6.50%	914,100	22,174
		59,899
TOTAL FINANCIALS		120,285
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.0%
Baxter International, Inc. 7.00%	343,300	$ 18,700
Pharmaceuticals - 0.1%
Schering-Plough Corp. 6.00%	429,200	22,025
TOTAL HEALTH CARE		40,725
INFORMATION TECHNOLOGY - 0.2%
Office Electronics - 0.2%
Xerox Corp. Series C, 6.25%	328,778	45,310
MATERIALS - 0.0%
Chemicals - 0.0%
Celanese Corp. 4.25%	157,200	3,949
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $263,828)		261,636
Corporate Bonds - 0.8%
	Principal Amount (000s)
Convertible Bonds - 0.7%
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.1%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	$ 25,420	15,824
Six Flags, Inc. 4.5% 5/15/15	8,460	8,291
		24,115
Media - 0.2%
Liberty Media Corp.3.5% 1/15/31 (e)	24,460	21,769
News America, Inc. liquid yield option note 0% 2/28/21 (e)	49,080	28,368
		50,137
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09	19,340	26,538
TOTAL CONSUMER DISCRETIONARY		100,790
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
FINANCIALS - 0.1%
Diversified Financial Services - 0.0%
Navistar Financial Corp. 4.75% 4/1/09 (e)	$ 5,734	$ 5,799
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	11,000	10,766
TOTAL FINANCIALS		16,565
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.1%
ADT Operations, Inc. liquid yield option note 0% 7/6/10	19,295	37,901
Industrial Conglomerates - 0.1%
Tyco International Group SA yankee 3.125% 1/15/23	11,750	19,900
TOTAL INDUSTRIALS		57,801
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Instruments - 0.0%
Celestica, Inc. liquid yield option note 0% 8/1/20	1,230	684
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Level 3 Communications, Inc. 5.25% 12/15/11 (e)	14,920	12,816
TOTAL CONVERTIBLE BONDS		188,656
Nonconvertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
XM Satellite Radio, Inc. 12% 6/15/10	133	157
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules, Inc. 6.5% 6/30/29 unit	31,600	26,753
TOTAL NONCONVERTIBLE BONDS		26,910
TOTAL CORPORATE BONDS (Cost $195,032)		215,566
Money Market Funds - 1.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 2.31% (b)	212,534,491	$ 212,534
Fidelity Securities Lending Cash Central Fund, 2.29% (b)(c)	66,530,970	66,531
TOTAL MONEY MARKET FUNDS (Cost $279,065)		279,065
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $20,044,463)		25,833,216
NET OTHER ASSETS - (0.4)%		(103,213)
NET ASSETS - 100%		$ 25,730,003
Security Type Abbreviation
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $68,752,000 or 0.3% of net assets.

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.9%
United Kingdom	2.5%
France	2.5%
Netherlands Antilles	1.1%
Netherlands	1.0%
Others (individually less than 1%)	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2005

Assets
Investment in securities, at value (including securities loaned of $65,217) (cost $20,044,463) - See accompanying schedule		$ 25,833,216
Receivable for investments sold		101,682
Receivable for fund shares sold		35,532
Dividends receivable		28,194
Interest receivable		1,500
Prepaid expenses		84
Other affiliated receivables		100
Other receivables		996
Total assets		26,001,304

Liabilities
Payable to custodian bank	$ 813
Payable for investments purchased	55,201
Payable for fund shares redeemed	132,458
Accrued management fee	10,132
Other affiliated payables	4,976
Other payables and accrued expenses	1,190
Collateral on securities loaned, at value	66,531
Total liabilities		271,301

Net Assets		$ 25,730,003
Net Assets consist of:
Paid in capital		$ 19,604,551
Undistributed net investment income		22,343
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		314,362
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,788,747
Net Assets, for 499,425 shares outstanding		$ 25,730,003
Net Asset Value, offering price and redemption price per share ($25,730,003 ÷ 499,425 shares)		$ 51.52

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2005

Investment Income
Dividends		$ 536,879
Interest		9,850
Security lending		2,148
Total income		548,877

Expenses
Management fee	$ 115,522
Transfer agent fees	50,375
Accounting and security lending fees	1,830
Non-interested trustees' compensation	131
Appreciation in deferred trustee compensation account	38
Custodian fees and expenses	617
Registration fees	377
Audit	199
Legal	64
Interest	4
Miscellaneous	1,108
Total expenses before reductions	170,265
Expense reductions	(2,255)	168,010
Net investment income (loss)		380,867
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	879,521
Foreign currency transactions	168
Total net realized gain (loss)		879,689
Change in net unrealized appreciation (depreciation) on investment securities (net of decrease in deferred foreign taxes of $3,832)		528,835
Net gain (loss)		1,408,524
Net increase (decrease) in net assets resulting from operations		$ 1,789,391

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2005	Year ended January 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 380,867	$ 326,596
Net realized gain (loss)	879,689	729,936
Change in net unrealized appreciation (depreciation)	528,835	5,170,026
Net increase (decrease) in net assets resulting from operations	1,789,391	6,226,558
Distributions to shareholders from net investment income	(390,294)	(322,980)
Distributions to shareholders from net realized gain	(801,084)	(427,911)
Total distributions	(1,191,378)	(750,891)
Share transactions Proceeds from sales of shares	4,643,118	4,252,362
Reinvestment of distributions	1,162,171	731,311
Cost of shares redeemed	(4,365,933)	(4,005,567)
Net increase (decrease) in net assets resulting from share transactions	1,439,356	978,106
Total increase (decrease) in net assets	2,037,369	6,453,773

Net Assets
Beginning of period	23,692,634	17,238,861
End of period (including undistributed net investment income of $22,343 and undistributed net investment income of $24,866, respectively)	$ 25,730,003	$ 23,692,634
Other Information Shares
Sold	92,015	96,144
Issued in reinvestment of distributions	22,715	16,015
Redeemed	(86,581)	(90,786)
Net increase (decrease)	28,149	21,373

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 50.27	$ 38.32	$ 48.15	$ 53.91	$ 50.96
Income from Investment Operations
Net investment income (loss) B	.79	.71	.68	.71	.85
Net realized and unrealized gain (loss)	2.93	12.88	(9.69)	(4.53)	6.29
Total from investment operations	3.72	13.59	(9.01)	(3.82)	7.14
Distributions from net investment income	(.81)	(.71)	(.68)	(.76)	(.87)
Distributions from net realized gain	(1.66)	(.93)	(.14)	(1.18)	(3.32)
Total distributions	(2.47)	(1.64)	(.82)	(1.94)	(4.19)
Net asset value, end of period	$ 51.52	$ 50.27	$ 38.32	$ 48.15	$ 53.91
Total Return A	7.51%	35.95%	(18.95)%	(7.06)%	14.93%
Ratios to Average Net Assets C
Expenses before expense reductions	.70%	.71%	.72%	.69%	.69%
Expenses net of voluntary waivers, if any	.70%	.71%	.72%	.69%	.69%
Expenses net of all reductions	.69%	.70%	.71%	.67%	.67%
Net investment income (loss)	1.56%	1.63%	1.57%	1.41%	1.63%
Supplemental Data
Net assets, end of period (in millions)	$ 25,730	$ 23,693	$ 17,239	$ 21,553	$ 22,824
Portfolio turnover rate	19%	25%	23%	23%	25%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Equity-Income Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to passive foreign investment companies (PFIC), market discount, contingent interest and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 7,180,831
Unrealized depreciation	(1,420,927)
Net unrealized appreciation (depreciation)	5,759,904
Undistributed ordinary income	61,091
Undistributed long-term capital gain	249,012

Cost for federal income tax purposes	$ 20,073,312

The tax character of distributions paid was as follows:

	January 31, 2005	January 31, 2004
Ordinary Income	$ 492,414	$ 405,801
Long-term Capital Gains	698,964	345,090
Total	$ 1,191,378	$ 750,891

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $5,460,204 and $4,686,378, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .47% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,842 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $270 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,590	1.17%	$ 3

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending - continued

securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period amounted to $11,506. The weighted average interest rate was 1.81%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,868 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $6 and $381, respectively.

9. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 244 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Equity-Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Devonshire Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (46)

Year of Election or Appointment: 2001

Vice President of Equity-Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Stephen R. Petersen (49)
Year of Election or Appointment: 1994 Vice President of Equity-Income. Mr. Petersen also serves as Vice President of other funds advised by FMR.
Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Equity-Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Equity-Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Equity-Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Equity-Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Equity-Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Equity-Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (43)

Year of Election or Appointment: 2005

Deputy Treasurer of Equity-Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Equity-Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Equity-Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Equity-Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Equity-Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Equity-Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of (Fidelity Equity Income) voted to pay on (March 7, 2005), to shareholders of record at the opening of business on (March 4, 2005), a distribution of $.56 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended January 31, 2005, $793,789,000, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended January 31, 2004, $154,186,000, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund designates 93% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 46%, 100%, 100%, and 100% of the dividends distributed in March, June, October and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

A total of .04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 19, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. *
	# of Votes	% of Votes
Affirmative	11,550,595,231.29	69.830
Against	3,841,827,895.20	23.228
Abstain	615,522,253.58	3.720
Broker Non-Votes	532,958,738.78	3.222
TOTAL	16,540,904,118.85	100.000
PROPOSAL 2
To elect a Board of Trustees. *
	# of Votes	% of Votes
Laura B. Cronin
Affirmative	14,957,948,280.71	90.430
Withheld	1,582,955,838.14	9.570
TOTAL	16,540,904,118.85	100.000
Dennis J. Dirks
Affirmative	15,778,688,684.00	95.392
Withheld	762,215,434.85	4.608
TOTAL	16,540,904,118.85	100.000
Robert M. Gates
Affirmative	15,764,107,347.50	95.304
Withheld	776,796,771.35	4.696
TOTAL	16,540,904,118.85	100.000
George H. Heilmeier
Affirmative	15,769,281,323.97	95.335
Withheld	771,622,794.88	4.665
TOTAL	16,540,904,118.85	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	15,701,539,421.76	94.926
Withheld	839,364,697.09	5.074
TOTAL	16,540,904,118.85	100.000
Edward C. Johnson 3d
Affirmative	15,663,625,931.77	94.696
Withheld	877,278,187.08	5.304
TOTAL	16,540,904,118.85	100.000
Marie L. Knowles
Affirmative	15,783,392,435.07	95.420
Withheld	757,511,683.78	4.580
TOTAL	16,540,904,118.85	100.000
Ned C. Lautenbach
Affirmative	15,794,440,665.40	95.487
Withheld	746,463,453.45	4.513
TOTAL	16,540,904,118.85	100.000
Marvin L. Mann
Affirmative	15,745,452,001.44	95.191
Withheld	795,452,117.41	4.809
TOTAL	16,540,904,118.85	100.000
William O. McCoy
Affirmative	15,748,534,997.59	95.210
Withheld	792,369,121.26	4.790
TOTAL	16,540,904,118.85	100.000
Robert L. Reynolds
Affirmative	15,770,708,187.55	95.344
Withheld	770,195,931.30	4.656
TOTAL	16,540,904,118.85	100.000
Cornelia M. Small
Affirmative	15,760,656,761.74	95.283
Withheld	780,247,357.11	4.717
TOTAL	16,540,904,118.85	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	15,766,395,308.66	95.318
Withheld	774,508,810.19	4.682
TOTAL	16,540,904,118.85	100.000
Kenneth L. Wolfe
Affirmative	15,764,518,044.72	95.306
Withheld	776,386,074.13	4.694
TOTAL	16,540,904,118.85	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

EQU-UANN-0305
1.789253.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Spartan®

Tax-Free Bond

Fund

Annual Report

January 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	24	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	33
Trustees and Officers	34
Distributions	44
Proxy Voting Results	45

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2005	Past 1 year	Life of fund A
Spartan® Tax-Free Bond	5.21%	7.05%

A From April 10, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Spartan® Tax-Free Bond Fund on April 10, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the LB 3 Plus Year Non-AMT Muni Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Christine Thompson, Portfolio Manager of Spartan® Tax-Free Bond Fund

After outperforming taxable bonds in both 2003 and 2004, tax-exempt municipal bonds jumped out to a quick lead in the first month of 2005 as well. For the 12-month period that ended January 31, 2005, the Lehman Brothers® Municipal Bond Index - a performance measure of more than 34,000 investment-grade, fixed-rate, tax-exempt bonds - rose 4.86%. In comparison, the Lehman Brothers Aggregate Bond Index - a proxy of the overall investment-grade taxable debt market - had a return of 4.16%. While short-term municipal bond yields rose - and their prices declined - along with the four 25 basis point (0.25%) interest rates hikes made by the Federal Reserve Board in the second half of the 12-month period, longer-term munis rallied. Supply and demand conditions were modestly favorable for muni prices. Credit fundamentals also improved, particularly at the state level, where higher tax revenues helped boost the muni market overall.

For the 12 months ending January 31, 2005, the fund returned 5.21%. During the same period, the LipperSM General Municipal Debt Funds Average was up 4.06% and the Lehman Brothers 3 Plus Year Non-AMT Municipal Bond Index gained 5.06%. Better economic conditions both helped and hurt municipal bonds, boosting revenues and creditworthiness for many muni issuers, but also resulting in higher short-term interest rates, which pushed short-term bond yields higher and their prices lower. I believe the fund's outperformance of its Lipper peer group average was aided by my approach to managing the fund's interest rate sensitivity. I avoided positioning the fund to benefit from a specific interest rate outlook, a strategy that was particularly advantageous given the uncertainty surrounding the future level of interest rates. Also aiding performance were my decisions about when to own bonds of various maturities at various times. The prerefunding of some of the fund's holdings also worked in its favor. As these bonds were prerefunded, they generally rose in price because their maturities shortened and their credit quality improved. Detracting from performance was my emphasis on higher-quality bonds in a year when lower-quality investment-grade and non-investment-grade munis outperformed due to strong investor demand for their higher yields, which helped cushion the price declines munis experienced at times.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2004 to January 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value August 1, 2004	Ending Account Value January 31, 2005	Expenses Paid During Period* August 1, 2004 to January 31, 2005
Actual	$ 1,000.00	$ 1,056.10	$ 1.29
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,023.88	$ 1.27

* Expenses are equal to the Fund's annualized expense ratio of .25%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Five States as of January 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Texas	17.7	17.0
Illinois	14.5	17.0
California	8.2	7.2
Washington	6.5	6.7
New York	5.4	3.8
Top Five Sectors as of January 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	39.0	39.4
Electric Utilities	13.9	15.5
Health Care	10.8	14.3
Transportation	7.7	8.3
Water & Sewer	6.9	5.4
Average Years to Maturity as of January 31, 2005
		6 months ago
Years	14.5	14.4
Average years to maturity is based on the average time remaining to the stated maturity date of each bond, weighted by the market value of each bond.
Duration as of January 31, 2005
6 months ago
Years	7.1	7.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of January 31, 2005	As of July 31, 2004
AAA 67.3%	AAA 65.1%
AA,A 20.7%	AA,A 19.9%
BBB 8.1%	BBB 11.0%
Not Rated 0.5%	Not Rated 0.0%
Short-Term Investments and Net Other Assets 3.4%	Short-Term Investments and Net Other Assets 4.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

Annual Report

Investments January 31, 2005

Showing Percentage of Net Assets

Municipal Bonds - 96.6%
	Principal Amount	Value (Note 1)
Alabama - 0.0%
Jefferson County Swr. Rev. Series D, 5.65% 2/1/17 (Pre-Refunded to 2/1/07 @ 101) (c)	$ 105,000	$ 112,714
Arizona - 1.1%
Arizona State Univ. Revs. 5.75% 7/1/27 (FGIC Insured)	2,500,000	2,871,350
Arkansas - 0.4%
Arkansas Gen. Oblig. (College Savings Prog.) Series 2001 A, 0% 6/1/12	1,415,000	1,073,122
California - 8.2%
California Dept. of Wtr. Resources Pwr. Supply Rev.:
Series 2002 A, 5.125% 5/1/18 (FGIC Insured)	1,000,000	1,101,460
Series A:
5.5% 5/1/15 (AMBAC Insured)	600,000	681,246
5.875% 5/1/16	1,000,000	1,149,530
6% 5/1/14 (MBIA Insured)	1,500,000	1,763,400
California Econ. Recovery Series 2004 A, 5% 7/1/16	500,000	537,075
California Gen. Oblig.:
5% 2/1/11	1,000,000	1,097,470
5% 12/1/11 (MBIA Insured)	2,000,000	2,237,360
5.25% 2/1/14	1,000,000	1,122,170
5.25% 2/1/15	500,000	559,140
5.25% 2/1/16	500,000	558,755
5.5% 3/1/11 (XL Cap. Assurance, Inc. Insured)	500,000	568,665
5.5% 4/1/30	200,000	218,002
6.6% 2/1/09	150,000	170,792
6.6% 2/1/10	2,190,000	2,538,845
6.75% 6/1/06	1,020,000	1,078,293
6.75% 8/1/10	500,000	589,335
California Infrastructure & Econ. Dev. Bank Rev. (Clean Wtr. State Revolving Fund Proj.) 5% 10/1/15	2,160,000	2,382,091
California Statewide Cmntys. Dev. Auth. Rev. (Kaiser Permanente Health Sys. Proj.) Series 2004 G, 2.3%, tender 5/1/07 (b)	1,000,000	987,250
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.:
Series A, 5% 1/1/35 (MBIA Insured)	200,000	205,064
5% 1/15/16 (MBIA Insured)	200,000	214,830
5.75% 1/15/40	300,000	306,951
Golden State Tobacco Securitization Corp. Series 2003 B, 5.75% 6/1/23	1,000,000	1,048,560
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series A, 5.125% 7/1/41 (MBIA Insured)	500,000	521,460
		21,637,744
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Colorado - 3.5%
Broomfield Coliseum City & County Ctfs. of Prtn. 6% 12/1/29 (AMBAC Insured)	$ 1,750,000	$ 1,998,605
Colorado Wtr. Resources and Pwr. Dev. Auth. Wtr. Resources Rev. (Parker Wtr. and Sanitation District Proj.) Series D, 5.25% 9/1/43 (MBIA Insured)	1,800,000	1,912,680
Douglas and Elbert Counties School District #RE1 Series 2002 B, 5.75% 12/15/19 (Pre-Refunded to 12/15/12 @ 100) (c)	1,000,000	1,169,240
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	1,000,000	1,136,120
Series B, 0% 9/1/13 (MBIA Insured)	1,415,000	1,004,056
El Paso County School District #49, Falcon 5.5% 12/1/21 (FGIC Insured)	1,500,000	1,675,890
Larimer County School District #R1, Poudre 5.75% 12/15/17 (Pre-Refunded to 12/15/13 @ 100) (c)	275,000	323,870
		9,220,461
Connecticut - 0.6%
Connecticut Gen. Oblig.:
Series 2002 B, 5.5% 6/15/18	235,000	264,789
Series D, 5.375% 11/15/18	1,000,000	1,117,340
Connecticut Health & Edl. Facilities Auth. Rev. (Greenwich Hosp. Proj.) Series A, 5.8% 7/1/26 (MBIA Insured)	205,000	217,712
		1,599,841
District Of Columbia - 1.0%
District of Columbia Ctfs. of Prtn. (District's Pub. Safety and Emergency Preparedness Communications Ctr. and Related Technology Proj.) 5.5% 1/1/19 (AMBAC Insured)	1,565,000	1,756,916
District of Columbia Gen. Oblig. Series B, 0% 6/1/12 (MBIA Insured)	1,000,000	758,930
District of Columbia Rev. (George Washington Univ. Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	200,000	224,822
		2,740,668
Florida - 1.3%
Florida Board of Ed. Lottery Rev. Series B, 6% 7/1/15 (FGIC Insured)	200,000	230,808
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Florida - continued
Hillsborough County Indl. Dev. Auth. Poll. Cont. Rev. (Tampa Elec. Co. Proj.) 4%, tender 8/1/07 (b)	$ 3,000,000	$ 3,050,610
Seminole County School Board Ctfs. of Prtn. Series A, 5% 7/1/16 (MBIA Insured) (a)	200,000	218,768
		3,500,186
Georgia - 0.4%
Augusta Wtr. & Swr. Rev. 5.25% 10/1/39 (FSA Insured)	1,000,000	1,079,320
Illinois - 14.5%
Bolingbrook Gen. Oblig. Series A, 5.375% 1/1/38 (FGIC Insured)	3,000,000	3,211,290
Chicago Gen. Oblig.:
(City Colleges Proj.) 0% 1/1/30 (FGIC Insured)	1,000,000	292,220
(Neighborhoods Alive 21 Prog.) Series 2000 A, 6% 1/1/28 (FGIC Insured)	1,100,000	1,264,109
Series A, 5% 1/1/41 (MBIA Insured)	1,000,000	1,025,790
Chicago Motor Fuel Tax Rev. 6.125% 1/1/09 (AMBAC Insured)	1,000,000	1,123,130
Chicago Transit Auth. Cap. Grant Receipts Rev. (Douglas Branch Proj.) Series 2003 B, 4.25% 6/1/08 (AMBAC Insured)	600,000	603,636
Coles & Cumberland Counties Cmnty. Unit School District #2 5.35% 2/1/19 (FGIC Insured)	1,495,000	1,625,693
DuPage County Cmnty. High School District #108, Lake Park 5.6% 1/1/20 (FSA Insured)	3,175,000	3,580,702
Illinois Dev. Fin. Auth. Rev. (Adventist Health Sys. Proj.) Series 1997 A, 5.5% 11/15/13 (MBIA Insured)	1,000,000	1,142,740
Illinois Edl. Facilities Auth. Revs. (DePaul Univ. Proj.) 5.65% 10/1/13 (AMBAC Insured)	100,000	109,194
Illinois Gen. Oblig.:
5.5% 4/1/17 (MBIA Insured)	400,000	441,428
5.5% 4/1/25 (MBIA Insured)	1,000,000	1,087,730
5.6% 4/1/21 (MBIA Insured)	400,000	441,516
Illinois Health Facilities Auth. Rev. (Lake Forest Hosp. Proj.) Series A, 6% 7/1/17	2,700,000	3,010,284
Illinois Sales Tax Rev.:
First Series, 5.5% 6/15/15	1,200,000	1,343,856
6% 6/15/20	300,000	342,378
Jersey & Greene Counties Cmnty. Unit School District #100 0% 12/1/18 (FSA Insured)	1,100,000	596,101
Kane & DuPage Counties Cmnty. Unit School District #303, Saint Charles Series A, 5.5% 1/1/17 (FSA Insured)	1,000,000	1,119,200
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Illinois - continued
Kane County School District #129, Aurora West Side Series A, 5.75% 2/1/21 (FGIC Insured)	$ 1,445,000	$ 1,631,781
Kane, McHenry, Cook & DeKalb Counties Cmnty. Unit School District #300, Carpentersville 5.5% 12/1/14 (MBIA Insured)	5,500,000	6,212,516
Lake County Warren Township High School District #121, Gurnee Series C, 5.5% 3/1/23 (AMBAC Insured)	1,000,000	1,128,340
McHenry County Conservation District Series A, 5.625% 2/1/21 (FGIC Insured)	750,000	827,408
Metropolitan Pier & Exposition Auth. Dedicated State Tax Rev. (McCormick Place Expansion Proj.):
Series 2002 A:
0% 12/15/32 (MBIA Insured)	1,000,000	249,130
5.75% 6/15/41 (MBIA Insured)	1,400,000	1,593,228
Series A:
0% 6/15/15 (FGIC Insured)	5,000,000	3,233,200
0% 6/15/16 (FGIC Insured)	1,000,000	614,510
0% 6/15/38 (MBIA Insured)	1,150,000	216,349
0% 6/15/39 (MBIA Insured)	1,000,000	178,950
		38,246,409
Indiana - 4.6%
Anderson Ind. School Bldg. Corp. 5.5% 1/15/28 (FSA Insured)	560,000	619,052
Beech Grove School Bldg. Corp. 5.625% 7/5/24 (MBIA Insured)	1,875,000	2,197,331
Clark Pleasant Cmnty. School Bldg. Corp. 5.5% 7/15/16 (AMBAC Insured)	685,000	768,858
Hammond School Bldg. Corp. 5% 7/15/18 (MBIA Insured)	1,000,000	1,092,560
Indiana Health Facilities Fing. Auth. Hosp. Rev. 5.5% 2/15/30 (MBIA Insured)	1,000,000	1,083,750
Indianapolis Local Pub. Impt. Bond Bank (Wtrwks. Proj.) Series A, 5% 1/1/09 (MBIA Insured)	2,000,000	2,162,660
Petersburg Poll. Cont. Rev. 5.75% 8/1/21	3,000,000	3,162,930
Rockport Poll. Cont. Rev. 4.9%, tender 6/1/07 (b)	1,000,000	1,035,300
		12,122,441
Iowa - 1.0%
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25	2,800,000	2,522,212
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Kansas - 0.9%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.):
Series A, 4.75%, tender 10/1/07 (b)	$ 1,000,000	$ 1,041,280
Series C, 2.38%, tender 9/1/05 (b)	1,000,000	997,200
Kansas Dev. Fin. Auth. Pub. Wtr. Supply Revolving Ln. Fund Rev. (Sisters of Charity Leavenworth Health Svc. Co. Proj.) 5.25% 12/1/09 (MBIA Insured)	225,000	243,767
		2,282,247
Kentucky - 0.5%
Kentucky Property & Bldgs. Commission Revs. (#71 Proj.) 5.5% 8/1/09	750,000	828,285
Louisville & Jefferson County Metropolitan Swr. District Swr. & Drain Sys. Rev. Series A, 5.25% 5/15/37 (FGIC Insured)	500,000	541,375
		1,369,660
Maine - 2.6%
Maine Tpk. Auth. Tpk. Rev.:
Series 2000, 5.75% 7/1/28 (FGIC Insured)	5,025,000	5,653,829
5.25% 7/1/30 (FSA Insured)	1,000,000	1,084,130
		6,737,959
Massachusetts - 2.0%
Massachusetts Bay Trans. Auth. Series A, 7% 3/1/09	1,000,000	1,155,330
Massachusetts Fed. Hwy. Series 2000 A, 5.75% 6/15/13	1,000,000	1,131,940
Massachusetts Gen. Oblig. Series A, 4.5% 1/1/09 (Pre-Refunded to 1/1/08 @ 101) (c)	1,500,000	1,590,675
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys. Rev. Series A, 5.1% 7/1/07 (Escrowed to Maturity) (c)	200,000	212,476
Massachusetts Spl. Oblig. Dedicated Tax Rev. 5.75% 1/1/32 (FGIC Insured)	1,000,000	1,147,010
		5,237,431
Michigan - 0.8%
Ann Arbor Bldg. Auth. Series 2000, 5.75% 3/1/15 (FGIC Insured)	20,000	22,472
Detroit City School District 5.375% 5/1/15 (FGIC Insured)	375,000	409,609
Detroit Swr. Disp. Rev. Series A, 5.875% 7/1/22 (Pre-Refunded to 1/1/10 @ 101) (c)	150,000	171,959
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Detroit Wtr. Supply Sys. Rev. Series 2001 A, 5.25% 7/1/33 (FGIC Insured)	$ 50,000	$ 52,951
Fowlerville Cmnty. School District 5.25% 5/1/16 (FGIC Insured)	1,100,000	1,233,309
Michigan Hosp. Fin. Auth. Hosp. Rev. (Ascension Health Cr. Group Proj.) Series A, 6.125% 11/15/26 (Pre-Refunded to 11/15/09 @ 101) (c)	100,000	115,222
Oakland Univ. Rev. 5.75% 5/15/26 (Pre-Refunded to 5/15/05 @ 102) (c)	50,000	51,522
Sterling Heights Bldg. Auth. 5.75% 10/1/15 (FGIC Insured)	160,000	175,859
		2,232,903
Missouri - 0.9%
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. (State Revolving Fund Prog.) Series 2003 A, 5.125% 1/1/21	1,000,000	1,086,210
Missouri Highways & Trans. Commission State Road Rev. Series 2001 A, 5.625% 2/1/13	500,000	565,950
Saint Louis Muni. Fin. Corp. Leasehold Rev. (Civil Courts Bldg. Proj.) Series A, 5% 8/1/11 (FSA Insured)	765,000	842,342
		2,494,502
Montana - 0.6%
Forsyth Poll. Cont. Rev. (Portland Gen. Elec. Co. Projs.) Series A, 5.2%, tender 5/1/09 (b)	400,000	424,448
Montana Board of Regents Higher Ed. Rev. (Montana State Univ. Proj.) 5% 11/15/34 (AMBAC Insured)	1,000,000	1,043,980
		1,468,428
Nebraska - 0.2%
Omaha Gen. Oblig. 5.75% 12/1/14	380,000	437,350
Nevada - 1.1%
Clark County Gen. Oblig. Series 2000, 5.5% 7/1/30 (MBIA Insured)	500,000	544,265
Clark County School District Series 2000 A:
5.75% 6/15/17 (Pre-Refunded to 6/15/10 @ 100) (c)	200,000	227,706
5.75% 6/15/20 (Pre-Refunded to 6/15/10 @ 100) (c)	400,000	455,412
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Nevada - continued
Las Vegas Valley Wtr. District Series B, 5.25% 6/1/17 (MBIA Insured)	$ 500,000	$ 553,660
Washoe County School District Gen. Oblig. Series D, 5% 6/1/10 (MBIA Insured)	1,000,000	1,098,790
		2,879,833
New Hampshire - 0.4%
New Hampshire Health & Ed. Facilities Auth. Rev. (Dartmouth-Hitchcock Proj.) 5.5% 8/1/27 (FSA Insured)	1,000,000	1,097,660
New Jersey - 3.0%
New Jersey Econ. Dev. Auth. Rev. Series 2005 K, 5.5% 12/15/19 (AMBAC Insured)	1,000,000	1,166,820
New Jersey Tpk. Auth. Tpk. Rev. Series A, 5.625% 1/1/15 (MBIA Insured)	80,000	88,366
New Jersey Trans. Trust Fund Auth.:
Series A, 5.25% 6/15/17 (Pre-Refunded to 6/15/14 @ 100) (c)	1,000,000	1,143,850
Series B:
5.25% 12/15/10 (FGIC Insured)	1,000,000	1,115,620
5.25% 12/15/22 (AMBAC Insured)	1,000,000	1,148,730
Series C:
5.5% 6/15/19 (Pre-Refunded to 6/15/13 @ 100) (c)	400,000	463,864
5.5% 6/15/21 (Pre-Refunded to 6/15/13 @ 100) (c)	1,300,000	1,507,558
Tobacco Settlement Fing. Corp.:
4.375% 6/1/19	200,000	199,766
6.125% 6/1/24	400,000	405,316
6.125% 6/1/42	700,000	667,072
		7,906,962
New York - 5.4%
Erie County Indl. Dev. Agcy. School Facility Rev. (Buffalo City School District Proj.):
5.75% 5/1/16 (FSA Insured)	600,000	695,454
5.75% 5/1/21 (FSA Insured)	500,000	570,720
5.75% 5/1/24 (FSA Insured)	1,925,000	2,223,317
Metropolitan Trans. Auth. Commuter Facilities Rev.:
Series 1992 B, 6.1% 7/1/09 (Escrowed to Maturity) (c)	5,000	5,705
Series 1997 E, 5% 7/1/16 (Pre-Refunded to 7/1/13 @ 100) (c)	10,000	11,232
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New York - continued
Metropolitan Trans. Auth. Rev.:
Series 2002 A, 5.75% 11/15/32	$ 1,700,000	$ 1,911,701
Series F, 5.25% 11/15/27 (MBIA Insured)	200,000	216,150
Metropolitan Trans. Auth. Svc. Contract Rev. Series 7, 4.75% 7/1/19 (Pre-Refunded to 1/1/18 @ 100) (c)	35,000	38,782
Nassau County Gen. Oblig. Series Z, 5% 9/1/11 (FGIC Insured)	200,000	217,852
New York City Gen. Oblig. Series C, 5.75% 3/15/27 (FSA Insured)	500,000	572,340
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series A, 6% 6/15/28	1,000,000	1,162,470
New York State Dorm. Auth. Revs. (City Univ. Sys. Consolidation Proj.) Series A, 5.75% 7/1/13	1,000,000	1,136,920
New York State Thruway Auth. State Personal Income Tax Rev. Series A, 5.5% 3/15/17	500,000	560,820
New York State Thruway Auth. Svc. Contract Rev. 5.5% 4/1/16	305,000	339,651
New York State Urban Dev. Corp. Rev. (State Facilities and Equip. Proj.) Series 2004 A2, 5.5% 3/15/23 (MBIA Insured)	1,000,000	1,181,970
New York Transitional Fin. Auth. Rev. Series A, 5.75% 2/15/16	200,000	225,536
Sales Tax Asset Receivables Corp. Series A, 5.25% 10/15/27 (AMBAC Insured)	1,000,000	1,097,090
Tobacco Settlement Fing. Corp. Series A1, 5.5% 6/1/16	1,800,000	1,966,194
Triborough Bridge & Tunnel Auth. Revs. Series Y, 6% 1/1/12 (Escrowed to Maturity) (c)	100,000	114,317
		14,248,221
North Carolina - 2.9%
Catawba County Ctfs. of Prtn. (Pub. School and Cmnty. College Proj.) 5.25% 6/1/19 (MBIA Insured)	1,800,000	2,007,774
Dare County Ctfs. of Prtn. 5.25% 6/1/21 (AMBAC Insured)	1,110,000	1,222,521
North Carolina Cap. Facilities Fin. Agcy. Rev. (Duke Univ. Proj.) Series A:
5.125% 10/1/41	670,000	695,393
5.125% 7/1/42	1,100,000	1,146,959
5.25% 7/1/42	500,000	527,025
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series A, 5.5% 1/1/11	600,000	655,188
Series B, 6.125% 1/1/09	100,000	109,859
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
North Carolina - continued
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.: - continued
Series D, 5.375% 1/1/10	$ 525,000	$ 566,097
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series B, 6.25% 1/1/07	750,000	795,495
		7,726,311
Ohio - 0.9%
Hilliard School District 5.75% 12/1/28 (FGIC Insured)	25,000	28,357
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. (Toledo Edison Co. Proj.) Series B, 4.5%, tender 9/1/05 (b)	1,000,000	1,005,870
Olentangy Local School District 5.5% 12/1/17 (FSA Insured)	1,295,000	1,461,058
		2,495,285
Oregon - 0.9%
Jackson County School District #9, Eagle Point 5.625% 6/15/16	350,000	396,585
Morrow County School District #1 5.625% 6/15/14 (FSA Insured)	1,500,000	1,717,245
Portland Swr. Sys. Rev. Series 2000 A, 5.75% 8/1/18 (FGIC Insured)	250,000	283,638
		2,397,468
Pennsylvania - 3.0%
Canon McMillan School District:
Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	1,000,000	1,128,880
Series 2002 B, 5.75% 12/1/35 (FGIC Insured)	1,000,000	1,144,740
Pennsylvania Higher Edl. Facilities Auth. Rev. (UPMC Health Sys. Proj.) Series 2001 A, 6% 1/15/22	1,000,000	1,112,850
Pennsylvania Tpk. Commission Registration Fee Rev. Series 2001, 5.5% 7/15/33 (AMBAC Insured)	1,000,000	1,106,070
Philadelphia Wtr. & Wastewtr. Rev. Series A, 5.25% 8/1/09 (AMBAC Insured)	450,000	486,833
Tredyffrin-Easttown School District 5.5% 2/15/17	1,520,000	1,690,286
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series A, 0% 8/15/20 (FGIC Insured)	2,500,000	1,256,175
		7,925,834
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Puerto Rico - 0.4%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Trans. Rev. Series 2000 C, 6% 7/1/29	$ 500,000	$ 568,970
Puerto Rico Commonwealth Infrastructure Fing. Auth. Series 2000 A, 5.5% 10/1/32 (Escrowed to Maturity) (c)	400,000	438,340
		1,007,310
Rhode Island - 0.7%
Providence Redev. Agcy. Rev. Series A, 5.75% 4/1/29 (AMBAC Insured)	300,000	334,716
Rhode Island Health & Edl. Bldg. Corp. Rev. Series A, 5.25% 9/15/19 (AMBAC Insured)	1,410,000	1,558,981
		1,893,697
South Carolina - 1.4%
Anderson County Joint Muni. Wtr. Sys. Wtrwks. Sys. Rev. 5.5% 7/15/17 (FSA Insured)	1,790,000	2,021,698
Spartanburg County Health Svcs. District, Inc. Hosp. Rev. 5.5% 4/15/18 (FSA Insured)	1,115,000	1,240,036
Tobacco Settlement Rev. Mgmt. Auth. Series 2001 B, 6.375% 5/15/28	455,000	454,377
		3,716,111
Tennessee - 2.6%
Elizabethton Health & Edl. Facilities Board Rev. Series 2000 B:
6% 7/1/12 (MBIA Insured)	2,125,000	2,464,575
6.25% 7/1/13 (MBIA Insured)	2,255,000	2,674,475
Metropolitan Govt. Nashville & Davidson County Health & Edl. Facilities Board Rev. (Ascension Health Cr. Group Proj.) Series A:
5.875% 11/15/28 (Pre-Refunded to 11/15/09 @ 101) (c)	200,000	228,226
6% 11/15/30 (Pre-Refunded to 11/15/09 @ 101) (c)	200,000	229,334
Shelby County Health Edl. & Hsg. Facility Board Hosp. Rev. (Methodist Hosp. Proj.):
6.5% 9/1/26 (Escrowed to Maturity) (c)	370,000	439,593
6.5% 9/1/26 (Pre-Refunded to 9/1/12 @ 100) (c)	630,000	764,644
		6,800,847
Texas - 17.7%
Austin Elec. Util. Sys. Rev. 7.25% 11/15/10 (FSA Insured)	1,000,000	1,210,450
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
Bexar Metropolitan Wtr. District Wtrwks. Sys. Rev. 5.375% 5/1/19 (FSA Insured)	$ 1,640,000	$ 1,815,267
Comal Independent School District 0% 2/1/16	2,235,000	1,400,026
Corpus Christi Util. Sys. Rev. 5.25% 7/15/20 (FSA Insured)	1,100,000	1,230,339
East Central Independent School District 5.625% 8/15/17 (d)	1,035,000	1,176,588
Garland Independent School District 5.5% 2/15/19	515,000	567,144
Harris County Gen. Oblig. 0% 10/1/13 (MBIA Insured)	2,000,000	1,426,500
Harris County Health Facilities Dev. Corp. Rev. (Saint Luke's Episcopal Hosp. Proj.):
Series 2001 A, 5.5% 2/15/12	1,375,000	1,523,349
5.75% 2/15/20	1,235,000	1,344,199
Hidalgo County Gen. Oblig. 5.75% 8/15/17 (FSA Insured)	1,535,000	1,748,580
Houston Arpt. Sys. Rev. Series B:
5.5% 7/1/19 (FSA Insured)	1,500,000	1,652,115
5.5% 7/1/30 (FSA Insured)	600,000	648,528
La Joya Independent School District:
5.75% 2/15/17	2,000,000	2,245,220
5.75% 2/15/19	600,000	672,378
Magnolia Independent School District 5.25% 8/15/29 (FGIC Insured) (a)	1,300,000	1,402,570
Mansfield Independent School District 5.5% 2/15/17	1,650,000	1,844,337
Mercedes Independent School District Series 2000, 5.625% 8/15/15	275,000	309,609
New Braunfels Independent School District 6% 2/1/09	725,000	812,392
Odessa Wtr. & Swr. Rev. 5.5% 4/1/11 (FSA Insured)	750,000	847,073
Pearland Independent School District 6% 2/15/14 (Pre-Refunded to 2/15/09 @ 100) (c)	1,350,000	1,520,802
Red River Ed. Fin. Corp. Ed. Rev. (Hockaday School Proj.) 5.75% 5/15/19	200,000	222,542
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series A, 5.5%, tender 11/1/11 (b)	3,000,000	3,254,160
San Antonio Elec. & Gas Systems Rev. 5.375% 2/1/20	3,000,000	3,301,350
San Antonio Independent School District 5.5% 8/15/24	1,000,000	1,094,120
San Benito Consolidated Independent School District 6% 2/15/25	300,000	343,980
Socorro Independent School District 5.375% 8/15/18	1,000,000	1,101,900
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20	500,000	520,495
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
Texas Pub. Fin. Auth. Rev. (Texas Parks & Wildlife Dept. Projs.) 5.5% 2/1/12 (Pre-Refunded to 2/1/10 @ 100) (c)	$ 150,000	$ 168,383
Texas State Univ. Sys. Fing. Rev. 5% 3/15/12 (FSA Insured)	2,000,000	2,210,020
Texas Tpk. Auth. Central Tpk. Sys. Rev.:
5.5% 8/15/39 (AMBAC Insured)	1,875,000	2,055,075
5.75% 8/15/38 (AMBAC Insured)	1,225,000	1,393,952
Texas Tpk. Auth. Dallas North Tollway Rev. 5.25% 1/1/23 (FGIC Insured)	1,000,000	1,044,240
Texas Wtr. Dev. Board Rev. Series B, 5.375% 7/15/16	1,000,000	1,084,050
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Frances Hosp. Reg'l. Health Care Ctr. Proj.) 6% 7/1/27	1,000,000	1,051,770
Univ. of Texas Univ. Revs. (Fing. Sys. Proj.) Series A, 5.5% 8/15/09	100,000	111,014
Waller Consolidated Independent School District 6% 2/15/12 (Pre-Refunded to 2/15/11 @ 100) (c)	175,000	203,460
Weatherford Independent School District 0% 2/15/23 (Pre-Refunded to 2/15/10 @ 42.135) (c)	1,500,000	538,695
White Settlement Independent School District 5.75% 8/15/34	1,000,000	1,138,620
Williamson County Gen. Oblig. 5.5% 2/15/18 (FSA Insured)	400,000	445,236
		46,680,528
Utah - 1.3%
Salt Lake County Hosp. Rev. (IHC Health Svcs., Inc. Proj.) 5.5% 5/15/12 (AMBAC Insured)	3,100,000	3,494,196
Vermont - 0.7%
Univ. of Vermont and State Agricultural College 5.5% 10/1/19 (AMBAC Insured)	1,200,000	1,358,280
Vermont Edl. & Health Bldgs. Fing. Agcy. Rev. (Fletcher Allen Health Care, Inc. Proj.):
Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	300,000	345,510
Series A, 5.75% 12/1/18 (AMBAC Insured)	200,000	227,314
		1,931,104
Washington - 6.5%
Clark County Pub. Util. District #1 Elec. Rev. Series A, 5.5% 1/1/17 (FSA Insured)	1,570,000	1,757,066
Energy Northwest Elec. Rev. (#1 Proj.) Series B, 6% 7/1/17 (MBIA Insured)	2,000,000	2,321,020
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Washington - continued
Grant County Pub. Util. District #2 Wanapum Hydro Elec. Rev. Series A, 5% 1/1/18 (FGIC Insured) (a)	$ 1,095,000	$ 1,184,768
King County School District #414, Lake Washington 5.25% 12/1/15 (Pre-Refunded to 12/1/10 @ 100) (c)	1,000,000	1,119,440
Tacoma Elec. Sys. Rev.:
Series 2001 A, 5.75% 1/1/20 (FSA Insured)	1,000,000	1,131,320
Series A, 5.625% 1/1/21 (FSA Insured)	500,000	558,360
Washington Gen. Oblig.:
Series 2001 C, 5.25% 1/1/16	1,000,000	1,095,480
Series C, 5.25% 1/1/26 (FSA Insured)	500,000	534,495
Washington Health Care Facilities Auth. Rev. (Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	1,750,000	1,964,008
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev.:
Series A, 5% 7/1/12 (FSA Insured)	3,000,000	3,245,250
5.4% 7/1/12 (FSA Insured)	1,000,000	1,127,930
Yakima County Gen. Oblig. 5.25% 12/1/15 (AMBAC Insured)	1,000,000	1,108,040
		17,147,177
Wisconsin - 1.8%
Douglas County Gen. Oblig. 5.5% 2/1/18 (FGIC Insured)	1,870,000	2,089,201
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Marshfield Clinic Proj.) Series B, 6% 2/15/25	1,000,000	1,072,740
(Wheaton Franciscan Svcs., Inc. Proj.):
5.75% 8/15/30	1,000,000	1,066,120
6.25% 8/15/22	500,000	553,990
		4,782,051
Wyoming - 0.8%
Gillette Spl. Purp. Wtr. & Swr. Utils. Sys. Rev. 7.7% 12/1/10 (Escrowed to Maturity) (c)	1,845,000	2,232,450
TOTAL INVESTMENT PORTFOLIO - 96.6% (Cost $243,247,316)		255,349,993
NET OTHER ASSETS - 3.4%		9,006,839
NET ASSETS - 100%		$ 264,356,832
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Security collateralized by an amount sufficient to pay interest and principal.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,176,588 or 0.4% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
East Central Independent School District 5.625% 8/15/17	8/16/02	$ 1,140,280
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	39.0%
Electric Utilities	13.9%
Health Care	10.8%
Transportation	7.7%
Water & Sewer	6.9%
Escrowed/Pre-Refunded	6.1%
Special Tax	5.5%
Others* (individually less than 5%)	10.1%
100.0%
*Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2005

Assets
Investment in securities, at value (cost $243,247,316) - See accompanying schedule		$ 255,349,993
Cash		7,129,460
Receivable for investments sold		1,277,561
Receivable for fund shares sold		875,328
Interest receivable		2,869,170
Prepaid expenses		752
Receivable from investment adviser for expense reductions		63,261
Other receivables		13,395
Total assets		267,578,920

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 2,789,821
Payable for fund shares redeemed	85,279
Distributions payable	202,006
Accrued management fee	80,872
Other affiliated payables	19,489
Other payables and accrued expenses	44,621
Total liabilities		3,222,088

Net Assets		$ 264,356,832
Net Assets consist of:
Paid in capital		$ 251,930,909
Undistributed net investment income		7,310
Accumulated undistributed net realized gain (loss) on investments		315,936
Net unrealized appreciation (depreciation) on investments		12,102,677
Net Assets, for 24,277,406 shares outstanding		$ 264,356,832
Net Asset Value, offering price and redemption price per share ($264,356,832 ÷ 24,277,406 shares)		$ 10.89

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2005

Investment Income
Interest		$ 9,904,501

Expenses
Management fee	$ 866,711
Transfer agent fees	152,336
Accounting fees and expenses	60,896
Non-interested trustees' compensation	1,231
Custodian fees and expenses	6,511
Registration fees	32,754
Audit	41,468
Legal	4,661
Miscellaneous	7,176
Total expenses before reductions	1,173,744
Expense reductions	(656,348)	517,396
Net investment income		9,387,105
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		796,665
Change in net unrealized appreciation (depreciation) on investment securities		1,296,096
Net gain (loss)		2,092,761
Net increase (decrease) in net assets resulting from operations		$ 11,479,866

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2005	Year ended January 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 9,387,105	$ 9,835,232
Net realized gain (loss)	796,665	2,827,354
Change in net unrealized appreciation (depreciation)	1,296,096	3,501,239
Net increase (decrease) in net assets resulting from operations	11,479,866	16,163,825
Distributions to shareholders from net investment income	(9,387,439)	(9,825,846)
Distributions to shareholders from net realized gain	(671,476)	(2,502,717)
Total distributions	(10,058,915)	(12,328,563)
Share transactions Proceeds from sales of shares	130,975,319	109,076,206
Reinvestment of distributions	7,622,337	9,472,572
Cost of shares redeemed	(100,109,492)	(151,390,230)
Net increase (decrease) in net assets resulting from share transactions	38,488,164	(32,841,452)
Redemption fees	8,943	14,003
Total increase (decrease) in net assets	39,918,058	(28,992,187)

Net Assets
Beginning of period	224,438,774	253,430,961
End of period (including undistributed net investment income of $7,310 and undistributed net investment income of $7,645, respectively)	$ 264,356,832	$ 224,438,774
Other Information Shares
Sold	12,187,563	10,140,946
Issued in reinvestment of distributions	711,019	882,955
Redeemed	(9,385,473)	(14,176,365)
Net increase (decrease)	3,513,109	(3,152,464)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2005	2004	2003	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.81	$ 10.60	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income D	.435	.444	.432	.352
Net realized and unrealized gain (loss)	.111	.329	.384	.245
Total from investment operations	.546	.773	.816	.597
Distributions from net investment income	(.436)	(.444)	(.434)	(.350)
Distributions from net realized gain	(.030)	(.120)	(.023)	(.008)
Total distributions	(.466)	(.564)	(.457)	(.358)
Redemption fees added to paid in capital D	- G	.001	.001	.001
Net asset value, end of period	$ 10.89	$ 10.81	$ 10.60	$ 10.24
Total Return B, C	5.21%	7.47%	8.13%	6.05%
Ratios to Average Net Assets F
Expenses before expense reductions	.51%	.54%	.52%	.66% A
Expenses net of voluntary waivers, if any	.25%	.25%	.18%	.10% A
Expenses net of all reductions	.22%	.23%	.14%	.06% A
Net investment income	4.06%	4.14%	4.13%	4.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 264,357	$ 224,439	$ 253,431	$ 159,357
Portfolio turnover rate	20%	17%	28%	28% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period April 10, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2005

1. Significant Accounting Policies.

Spartan Tax-Free Bond Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations,

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains and market discount.

The fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 12,443,353
Unrealized depreciation	(333,497)
Net unrealized appreciation (depreciation)	12,109,856
Undistributed ordinary income	125
Undistributed long-term capital gain	160,358

Cost for federal income tax purposes	$ 243,240,137

The tax character of distributions paid was as follows:

	January 31, 2005	January 31, 2004
Tax-exempt Income	$ 9,387,439	$ 9,825,846
Ordinary Income	-	145,187
Long-term Capital Gains	671,476	2,357,530
Total	$ 10,058,915	$ 12,328,563

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $82,946,537 and $44,697,737, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .38% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $28,772 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse the fund to the extent annual operating expenses exceeded .25% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $596,119.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $3,606 and $56,623, respectively.

Annual Report

7. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Spartan Tax-Free Bond Fund:

We have audited the accompanying statement of assets and liabilities of Spartan Tax-Free Bond Fund (the Fund), a fund of Fidelity Devonshire Trust, including the portfolio of investments, as of January 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spartan Tax-Free Bond Fund as of January 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 15, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 244 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan Tax-Free Bond (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Devonshire Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2001

Vice President of Spartan Tax-Free Bond. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (44)

Year of Election or Appointment: 2002

Vice President of Spartan Tax-Free Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Christine J. Thompson (46)

Year of Election or Appointment: 2001

Vice President of Spartan Tax-Free Bond. Ms. Thompson also serves as Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 2001

Secretary of Spartan Tax-Free Bond. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Spartan Tax-Free Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Spartan Tax-Free Bond. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Spartan Tax-Free Bond. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Spartan Tax-Free Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Spartan Tax-Free Bond. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (43)

Year of Election or Appointment: 2005

Deputy Treasurer of Spartan Tax-Free Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Spartan Tax-Free Bond. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2001 Assistant Treasurer of Spartan Tax-Free Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Spartan Tax-Free Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Spartan Tax-Free Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Spartan Tax-Free Bond. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of Spartan Tax-Free Bond Fund voted to pay on March 7, 2005, to shareholders of record at the opening of business on March 4, 2005, a distribution of $.007 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended January 31, 2005, $705,036, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended January 31, 2004, $190,747, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 19, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. *
	# of Votes	% of Votes
Affirmative	11,550,595,231.29	69.830
Against	3,841,827,895.20	23.228
Abstain	615,522,253.58	3.720
Broker Non-Votes	532,958,738.78	3.222
TOTAL	16,540,904,118.85	100.000
PROPOSAL 2
To elect a Board of Trustees. *
	# of Votes	% of Votes
Laura B. Cronin
Affirmative	14,957,948,280.71	90.430
Withheld	1,582,955,838.14	9.570
TOTAL	16,540,904,118.85	100.000
Dennis J. Dirks
Affirmative	15,778,688,684.00	95.392
Withheld	762,215,434.85	4.608
TOTAL	16,540,904,118.85	100.000
Robert M. Gates
Affirmative	15,764,107,347.50	95.304
Withheld	776,796,771.35	4.696
TOTAL	16,540,904,118.85	100.000
George H. Heilmeier
Affirmative	15,769,281,323.97	95.335
Withheld	771,622,794.88	4.665
TOTAL	16,540,904,118.85	100.000
Abigail P. Johnson
Affirmative	15,701,539,421.76	94.926
Withheld	839,364,697.09	5.074
TOTAL	16,540,904,118.85	100.000
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	15,663,625,931.77	94.696
Withheld	877,278,187.08	5.304
TOTAL	16,540,904,118.85	100.000
Marie L. Knowles
Affirmative	15,783,392,435.07	95.420
Withheld	757,511,683.78	4.580
TOTAL	16,540,904,118.85	100.000
Ned C. Lautenbach
Affirmative	15,794,440,665.40	95.487
Withheld	746,463,453.45	4.513
TOTAL	16,540,904,118.85	100.000
Marvin L. Mann
Affirmative	15,745,452,001.44	95.191
Withheld	795,452,117.41	4.809
TOTAL	16,540,904,118.85	100.000
William O. McCoy
Affirmative	15,748,534,997.59	95.210
Withheld	792,369,121.26	4.790
TOTAL	16,540,904,118.85	100.000
Robert L. Reynolds
Affirmative	15,770,708,187.55	95.344
Withheld	770,195,931.30	4.656
TOTAL	16,540,904,118.85	100.000
Cornelia M. Small
Affirmative	15,760,656,761.74	95.283
Withheld	780,247,357.11	4.717
TOTAL	16,540,904,118.85	100.000
William S. Stavropoulos
Affirmative	15,766,395,308.66	95.318
Withheld	774,508,810.19	4.682
TOTAL	16,540,904,118.85	100.000
Kenneth L. Wolfe
Affirmative	15,764,518,044.72	95.306
Withheld	776,386,074.13	4.694
TOTAL	16,540,904,118.85	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

Transfer and Shareholder
Servicing Agent

Citibank, N.A.

New York, NY

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SFB-UANN-0305
1.789257.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, January 31, 2005, Fidelity Devonshire Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended January 31, 2005 and January 31, 2004, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Equity-Income Fund, Fidelity Structured Large Cap Growth Fund, Fidelity Structured Large Cap Value Fund, Fidelity Structured Mid Cap Growth Fund, Fidelity Structured Mid Cap Value Fund, and Fidelity Utilities Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Equity-Income Fund	$147,000	$140,000
Fidelity Structured Large Cap Growth Fund	$39,000	$29,000
Fidelity Structured Large Cap Value Fund	$40,000	$29,000
Fidelity Structured Mid Cap Growth Fund	$40,000	$30,000
Fidelity Structured Mid Cap Value Fund	$40,000	$30,000
Fidelity Utilities Fund	$51,000	$40,000
All funds in the Fidelity Group of Funds audited by PwC	$11,000,000	$10,700,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended January 31, 2005 and January 31, 2004, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Spartan Tax-Free Bond Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Spartan Tax-Free Bond Fund	$32,000	$37,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$4,500,000	$4,100,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended January 31, 2005 and January 31, 2004, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004A, B
Fidelity Equity-Income Fund	$0	$0
Fidelity Structured Large Cap Growth Fund	$0	$0
Fidelity Structured Large Cap Value Fund	$0	$0
Fidelity Structured Mid Cap Growth Fund	$0	$0
Fidelity Structured Mid Cap Value Fund	$0	$0
Fidelity Utilities Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended January 31, 2005 and January 31, 2004, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004A, B
Spartan Tax-Free Bond Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended January 31, 2005 and January 31, 2004, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005A	2004A, B
PwC	$0	$50,000
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended January 31, 2005 and January 31, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A	2004A, B
Fidelity Equity-Income Fund	$4,200	$3,800
Fidelity Structured Large Cap Growth Fund	$2,500	$2,300
Fidelity Structured Large Cap Value Fund	$2,500	$2,300
Fidelity Structured Mid Cap Growth Fund	$2,500	$2,300
Fidelity Structured Mid Cap Value Fund	$2,500	$2,300
Fidelity Utilities Fund	$3,400	$3,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended January 31, 2005 and January 31, 2004, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2005A	2004A, B
Spartan Tax-Free Bond Fund	$3,700	$3,600
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended January 31, 2005 and January 31, 2004, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A, B
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended January 31, 2005 and January 31, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A, B
Fidelity Equity-Income Fund	$21,700	$18,200
Fidelity Structured Large Cap Growth Fund	$1,300	$1,200
Fidelity Structured Large Cap Value Fund	$1,300	$1,200
Fidelity Structured Mid Cap Growth Fund	$1,300	$1,200
Fidelity Structured Mid Cap Value Fund	$1,300	$1,200
Fidelity Utilities Fund	$2,000	$1,900
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended January 31, 2005 and January 31, 2004, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2005A	2004A, B
Spartan Tax-Free Bond Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended January 31, 2005 and January 31, 2004, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A, B
PwC	$490,000	$140,000
Deloitte Entities	$760,000	$240,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2005 and January 31, 2004 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2005 and January 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2005 and January 31, 2004 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2005 and January 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2005 and January 31, 2004 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2005 and January 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to PwC for the fiscal year ended January 31, 2005, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2005
Fidelity Equity-Income Fund	0%
Fidelity Structured Large Cap Growth Fund	0%
Fidelity Structured Large Cap Value Fund	0%
Fidelity Structured Mid Cap Growth Fund	0%
Fidelity Structured Mid Cap Value Fund	0%
Fidelity Utilities Fund	0%

According to Deloitte Entities for the fiscal year ended January 31, 2005, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte Entities is as follows:

Fund	2005
Spartan Tax-Free Bond Fund	0%

(g) For the fiscal years ended January 31, 2005 and January 31, 2004, the aggregate fees billed by PwC of $2,750,000A and $1,750,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A,B
Covered Services	$500,000	$250,000
Non-Covered Services	$2,250,000	$1,500,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

For the fiscal years ended January 31, 2005 and January 31, 2004, the aggregate fees billed by Deloitte Entities of $1,200,000A and $1,350,000A, B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A, B
Covered Services	$750,000	$250,000
Non-Covered Services	$450,000	$1,100,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	March 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	March 23, 2005
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	March 23, 2005